SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934 (Amendment No.          )

Check the appropriate box:

[_]  Preliminary Information Statement
[_] Confidential, For Use of the
Commission Only (as permitted
by Rule 14c-5(d)(2))
[X]  Definitive Information Statement

GOLDPOINT RESOURCES, INC.
--------------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

1)   Title of each class of securities to which transaction applies:

______________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

______________________________________________________________________________

3)   Per unit price or other underlying value of transaction computed pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

______________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

______________________________________________________________________________
5)   Total fee paid:

______________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

______________________________________________________________________________
[_]           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount previously paid:

______________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

______________________________________________________________________________
     3)   Filing Party:

______________________________________________________________________________
     4)   Date Filed:

______________________________________________________________________________

INFORMATION STATEMENT

(Dated August 11, 2009)

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THE ACTIONS, DEFINED BELOW, HAVE ALREADY BEEN APPROVED BY WRITTEN CONSENT OF OLYMPIAN CRUISES, LLC WHO OWNS A MAJORITY (APPROXIMATELY 80%) OF THE COMPANY'S OUTSTANDING SHARES OF COMMON STOCK.  A VOTE OF THE REMAINING SHAREHOLDERS IS NOT NECESSARY.

GENERAL

This Information Statement is first being furnished on or about the date first set forth above to holders (of record as of the close of business on July 29, 2009) of the common stock, $.001 par value per share (“Old Common Stock”), of Goldpoint Resources, Inc., a Nevada corporation (“we”, “our” or the “Company” or “Goldpoint”), in connection with the following (collectively, the “Actions”):

1.           We will create a new Delaware corporation Island Breeze International, Inc. (“Island Breeze”) and, will merge ourselves into it.  Island Breeze will survive the Merger, Goldpoint, our predecessor Nevada corporation, will no longer exist, and our shareholders will no longer hold shares of such Nevada corporation but instead own shares of Island Breeze Class A Common Stock (the “Class A Common Stock”) in the same proportion in which they held shares of the common stock of Goldpoint (the “Old Common Stock”).  The Merger will have the following effects:  (a) we will be a Delaware corporation and no longer a Nevada corporation; (b) our name will change from Goldpoint Resources, Inc. to Island Breeze International, Inc.; (c) our common stock will consist of Class A Common Stock and Class B Common Stock; (d) for every share of Old Common Stock, our shareholders will be issued one share of Class A Common Stock; (e) we will have, as provided in Island Breeze’s Certificate of Incorporation, 1,000,000 shares of “blank check” preferred stock authorized, which shares may be issued from time to time in one or more series by the Board of Directors, with such powers, preferences and other rights as determined from time to time by the Board of Directors; (f) we will adopt new by-laws.

2.           The approval of our Island Breeze International Inc.’s 2009 Stock Incentive Plan.

BACKGROUND

As of June 12, 2009, Olympian Cruises, LLC (“Olympian”), a Delaware limited liability company, acquired control of Goldpoint in a transaction we referred to herein as the Share Exchange.  As of such date, we issued 30,000,000 shares of its common stock (or approximately 77.8 % of Goldpoint’s common stock outstanding on the date hereof) to Olympian.

In return for such issuances of shares, Goldpoint received all of the outstanding shares of capital stock of Island Breeze International (“IBI”), a privately held exempt Cayman Islands company.  Thus, IBI became Goldpoint’s wholly-owned subsidiary and the business of the subsidiary constitutes our only operations.

Under the agreement relating to the Share Exchange (the “Exchange Agreement”), we were required to merge into a newly formed Delaware corporation (the “Merger”), thereby became a Delaware corporation, change our name to Island Breeze International, Inc. and change our authorized capital stock to 100,000,000 shares of Class A Common Stock, par value $0.001 per share, 16,110,500 shares of Class B Common Stock, par value $0.001 per share and 1,000,000 shares of preferred stock, par value $0.001 per share.

It was originally contemplated that the Merger would occur prior to the consummation of the Share Exchange and that 13,889,500 shares of Class A Common Stock and 16,110,500 shares of Class B Common Stock would be issued to Olympian on consummation of the Share Exchange.  However, in order to facilitate the closing of the Share Exchange, Goldpoint and Olympian agreed to effect the Merger after the consummation of the Share Exchange rather than beforehand.  After consummation of the Merger, Olympian will exchange 16,110,500 shares of Class A Common Stock for an identical number of shares of Class B Common Stock.

The Class A and Class B Common Stock will be substantially identical except that holders of Class A Common Stock will have the right to cast one vote for each share held of record and holders of Class B Common Stock will have the right to cast ten votes for each share held of record on all matters submitted to a vote of holders of common stock. The Class A Common Stock and Class B Common Stock will vote together as a single class on all matters on which stockholders may vote, including the election of directors, except when class voting is required by applicable law.  Additional information with respect to the Class B Common Stock is contained in this Information Statement under the caption “Description of Securities - Common Stock”.

BOARD RECOMMENDATION AND EFFECTIVE DATE

Our Board of Directors (the “Board”) has approved, and Olympian who owns 30,000,000 shares (approximately 77.8%) of the 38,561,844 shares of Old Common Stock outstanding as of the date of this Information Statement, has consented in writing to the Actions.  Such approval and consent are sufficient under Section 92A.120 of the Nevada General Corporation Law and our By-Laws to approve the Actions.  Accordingly, the Actions will not be submitted to our other shareholders for a vote and this Information Statement is being furnished to shareholders solely to provide them with certain information concerning the Actions in accordance with the requirements of Nevada law and the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including particularly Regulation 14C.

The Actions, above, will be effective on the date that Certificates of Merger with respect to such Actions are filed with the Secretaries of State of the States of Delaware and Nevada .  These filings are expected to occur on or shortly after the 22nd day after the date of this Information Statement.

The offices of the Company are located at 1001 North America Way, Suite 201, Miami, Florida 33132 and the Company's telephone number is (305) 416-6402.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND
EXECUTIVE OFFICERS AND RELATED SHAREHOLDER MATTERS

            The following table sets forth, as of July 28, 2009, certain information regarding the ownership of our voting securities by each stockholder known to our management to be (i) the beneficial owner of more than 5% of our outstanding common stock, (ii) our directors, (iii) our named executive officers, and (iv) all executive officers and directors as a group. We believe that, except as otherwise indicated, the beneficial owners of our common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares. Percentage of ownership is based on 38,561,844 shares of common stock issued and outstanding at July 28, 2009, plus, as to the holder thereof only and no other person, the number of shares of common stock which may be acquired on conversion of any shares of preferred stock we may have outstanding or are subject to options, warrants and convertible debentures exercisable or convertible within 60 days of July 28, 2009 by that person.

Name	Number of Shares Beneficially Owned (1)	Percentage of Shares Beneficially Owned
Olympian Cruises, LLC 1001 North America Way, Suite 201 Miami, Florida 33132	30,000,000	77.8%
Olympian Entertainment, LLC (2) 1001 North America Way, Suite 201 Miami, Florida 33132	30,000,000	77.8%
Bradley T. Prader (3) Olympian Entertainment, LLC 1001 North America Way, Suite 201 Miami, Florida 33132	30,000,000	77.8%
Sean F. McManimon (3) Olympian Entertainment, LLC 1001 North America Way, Suite 201 Miami, Florida 33132	30,000,000	77.8%

Michael C. Hovdestad (3) Olympian Entertainment, LLC 1001 North America Way, Suite 201 Miami, Florida 33132	30,000,000	77.8%
Catino, SA (4) Aquilino de la Guardia 8 P.O. Box 0823-02435 Panama, Republic of Panama	6,566,795	16.6%
All Directors and Officers as a group	30,000,000	77.8%

(1) Unless otherwise indicated, includes shares owned by a spouse, minor children and relatives sharing the same home, as well as entities owned or controlled by the named person.  Unless otherwise noted, shares are owned of record and beneficially by the named person.

(2) Consists of 30,000,000 shares owned by Olympian Cruises, LLC of which Olympian Entertainment, LLC is the managing member with the power to vote and dispose of such shares.

(3) Consists of 30,000,000 shares owned by Olympian Cruises, LLC which Messrs. Prader, McManimon and Hovdestad share voting power and the power to dispose of the shares as managing members of Olympian Entertainment, LLC.

(4) Includes, 1,000,000 shares, which may be purchased on exercise of warrants to acquire shares of common stock.

COMPENSATION OF EXECUTIVE OFFICERS

The following table shows for fiscal years ended December 31, 2008 and 2007, respectively, certain compensation awarded or paid to, or earned by, the following persons (collectively, the "Named Executive Officers) Bradley T. Prader, our President, Chief Executive Officer and Chairman and Patrick Orr, Goldpoint’s President until the consummation of the Share Exchange.

None of our executive officers earned more than $100,000 in salary and bonus for the 2008 or 2007 fiscal years. We did not grant options to acquire shares of our common stock to them during the period indicated.

SUMMARY COMPENSATION TABLE

NAME AND PRINCIPAL POSITION	FISCAL YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS ($)	ALL OTHER COMPENSATION ($)	TOTAL ($)

Bradley T. Prader	2008	$75,000	$—	$—	$20,520	$95,520
President; Chief Executive Officer; and Chairman (1)	2007	50,409	—	—	15,120	65,529

Patrick Orr	—	$—	$—	$—	$—	$—
President(2)	—	—	—	—	—	—

(1) Of this amount (i) Mr. Prader was paid $71,346 in 2008, the remainder, $3,654, has been accrued by the Company and has not been paid.   Other compensation of $20,520 in fiscal 2008 and $15,120 in fiscal 2007 represents payments of health insurance premiums.

(2)  Mr. Orr served as Goldpoint’s President until the consummation of the Share Exchange on June 12, 2009.

INCENTIVE PLANS

We have not adopted a stock incentive or similar plan.

OPTION GRANTS IN LAST FISCAL YEAR

We did not grant to the Named Executive Officers options to purchase shares in fiscal 2008 or 2007.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

None of our officers held options to purchase shares of our common stock during fiscal 2008 or 2007.

EMPLOYMENT AGREEMENTS

We have not entered into employment agreements with our executive officers or other employees to date. We may enter into employment agreements with them in the future.

Director Compensation

We have not compensated our Board members for their participation on the Board and do not have any standard or other arrangements for compensating them for such service.   We may issue shares of our Class A Common Stock or options to acquire shares of our Class A Common Stock to members of our Board of Directors in consideration for their services as members of our Board of Directors.  We do expect to, reimburse Directors for expenses incurred in connection with their attendance at meetings of the Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

On June 12, 2009, immediately prior to the Share Exchange, Goldpoint redeemed 2,000,000 shares of its common stock from Patrick Orr, Goldpoint’s former President and one of two members of its Board of Directors prior to the Share Exchange, in consideration for a convertible promissory note in the amount of $600,000 (the “Orr Note”).  The Orr Note matures on September 12, 2009, unless sooner converted by the holder at a conversion price of $1.00 per share.  We can force the conversion of the Orr Note on or before the maturity date on written demand, provided we pay Mr. Orr $50,000.

THE MERGER

Island Breeze is a Delaware corporation with authorized capital stock consisting of 100,000,000 shares of Class A Common Stock, par value $0.001 per share, 16,110,500 shares of Class B Common Stock, par value $0.001 per share and 1,000,000 shares of preferred stock, par value $0.001 per share.  Attached hereto as Attachment A is the form of Certificate of Incorporation of Island Breeze which was filed with the Secretary of State of the State of Delaware to form the Company.  The terms of our merger into Island Breeze (which are set forth in the Agreement and Plan of Merger, the form of which is attached hereto as Attachment B, to be entered into by Island Breeze and Goldpoint) will provide that Island Breeze will be the surviving corporation and that all of the outstanding shares of our Old Common Stock will be exchanged for shares of Class A Common Stock at a ratio of one share of Old Common Stock for one share of Class A Common Stock.

Immediately after the Merger, in exchange for Goldpoint’s substantially identical existing obligations, Island Breeze will issue to Catino SA a warrant to acquire 1,000,000 shares of its Class A Common Stock for an exercise price of $1.00 per share.  This warrant will expire on November 23, 2009.  The corporation shall also issue to Patrick Orr its former President and formerly one of two members of its Board of Directors prior to the Share Exchange, its convertible promissory note in the amount of $600,000 which note is due and payable on September 12, 2009, unless sooner converted into Class A Common Stock at a conversion price of $1.00 per share.  The corporation has the right to force conversion of this note by making a cash payment of $50,000.

DESCRIPTION OF SECURITIES

As of the close of business on June 12, 2009, our authorized capital stock consists of 50,000,000 shares of common stock, par value $.001 per share, of which there are 38,561,844 shares issued and outstanding.  The Description of Securities contained in this section of this Information Statement refers to our securities as existing after the Merger is consummated.

After the Merger is consummated, and the Exchange of 16,110,500 shares of Class A Common Stock for 16,110,500 shares of Class B Common Stock with Olympian is completed, our authorized capital stock shall consist of 100,000,000 shares of Class A Common Stock, par value $.001 per share, of which not less than 22,451,344 shares will be issued and outstanding, 16,110,500 shares of Class B Common Stock, par value $.001 per share of which 16,110,500 shares will be issued and outstanding, and 1,000,000 shares of preferred stock, par value $.001 per share (the “Preferred Stock”), no shares of which will be issued and outstanding.

Island Breeze will also issue a warrant to acquire 1,000,000 shares of its Class A Common Stock for an exercise price of $1.00 per share.  This warrant will expire on November 23, 2009.  The Company will also issue its convertible promissory note in the amount of $600,000 which note is due and payable on September 12, 2009, unless sooner converted into Class A Common Stock at a conversion price of $1.00 per share.  We have the right to force conversion of this note by making a cash payment of $50,000.

Common Stock

The Class A and Class B Common Stock will be substantially identical except that holders of Class A Common Stock have the right to cast one vote for each share held of record and holders of Class B Common Stock will have the right to cast ten votes for each share held of record on all matters submitted to a vote of holders of common stock. The Class A Common Stock and Class B Common Stock vote together as a single class on all matters on which stockholders may vote, including the election of directors, except when class voting is required by applicable law.

Subject to certain exceptions, including transfer to members and stockholders of an initial holder of record which is a corporation or limited liability company (collectively, a “Beneficial Holder”) or by such Beneficial Holder to a parent, sibling, spouse or lineal descendant (provided, in the case of such a transfer by a Beneficial Holder, one or more of the Beneficial Holders retain the power to vote the transferred shares following the transfer), shares of Class B Common Stock are automatically convertible into an equivalent number of fully paid and non-assessable shares of Class A Common Stock upon the sale or transfer of such shares of Class B Common Stock by the original record holder thereof. Each share of Class B Common Stock also is convertible at any time at the option of the holder into one Share of Class A Common Stock.

Holders of the Class A Common Stock and Class B Common Stock have equal ratable rights to dividends from funds legally available therefore, when, as and if declared by the Board and are entitled to share ratably, as a single class, in all of the assets of the Company available for distribution to holders of common stock on the liquidation, dissolution or winding up of the affairs of the Company. Holders of Class A Common Stock or Class B Common Stock do not have preemptive, subscription or conversion rights. There are no redemption or sinking fund provisions for the benefit of the Class A Common Stock or Class B Common Stock in the Company’s Certificate of Incorporation. All outstanding shares of Class A and Class B Common Stock will be validly issued, fully paid and non-assessable when issued. The authorization and issuance of 16,110,500 shares of our Class B Common Stock for 16,110,500 shares of our Class A Common Stock is required under the terms of the Exchange Agreement. Following the Merger, Class B Common stockholder, Olympian Cruises, LLC, will own approximately 95.34% of the voting power of the common stock and will, therefore, have the power to retain control over the Company despite any accumulation of Class A Common Stock by third parties.

The difference in voting rights described above increases the voting power of the Class B Common stockholders and, accordingly, has an anti-takeover effect. The existence of the Class B Common Stock may make the Company a less attractive target for a hostile takeover bid or render more difficult or discourage a merger proposal, an unfriendly tender offer, a proxy contest, or the removal of incumbent management, even if such transactions were favored by the stockholders of the Company other than the Class B Common stockholders. Thus, the stockholders may be deprived of an opportunity to sell their shares at a premium over prevailing market prices, in the event of a hostile takeover bid. Those seeking to acquire the Company through a business combination will be compelled to consult first with the Class B Common stockholders in order to negotiate the terms of such business combination.  Any such proposed business combination will have to be approved by our Board of Directors, which may be under the control of the Class B Common stockholders, and if stockholder approval is required the approval of the Class B Common stockholders will be necessary before any such business combination can be consummated.

Preferred Stock

After the Merger, our certificate of incorporation will provide our Board of Directors  with authority to issue shares of preferred stock in series and, by filing a certificate of designations, preferences and rights under Delaware law, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof without any further vote or action by the shareholders. The Preferred Stock may have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional, or other special rights and qualifications, limitations or restrictions, as the Board determines.

Any shares of preferred stock so issued are likely to have priority over our common stock with respect to dividend or liquidation rights. Any future issuance of preferred stock may have the effect of delaying, deferring or preventing a change in control of the Company without further action by the shareholders and may adversely affect the voting and other rights of the holders of common stock.

We believe that it is desirable to have a sufficient number of shares of preferred stock available, as the occasion may arise, for possible financings and acquisition transactions and other proper corporate purposes.  Having a sufficient number of shares of preferred stock available for issuance in the future would give us greater flexibility by allowing shares of preferred stock to be issued without incurring the delay and expense of a special stockholders’ meeting.  We are not conducting any negotiations and have no present plans, agreements, or understandings, written or oral, regarding acquisitions involving the issuance of preferred stock.

The shares of preferred stock generally would be available for issuance without any requirement for further stockholder approval, unless stockholder action is required by applicable law, our governing documents or by the rules of the National Association of Securities Dealers, Inc. or any stock trading medium on which our securities may then be quoted.

 The issuance of shares of preferred stock, or the issuance of rights to purchase such shares, could be used to discourage an unsolicited acquisition proposal. For instance, the issuance of a series of preferred stock might impede a business combination by including class voting rights that would enable the holder to block such a transaction, or facilitate a business combination by including voting rights that would provide a required percentage vote of the stockholders. In addition, under certain circumstances, the issuance of preferred stock could adversely affect the voting power of the holders of the common stock. Although the Board of Directors is required to make any determination to issue such stock based on its judgment as to the best interests of our stockholders, the Board of Directors could act in a manner that would discourage an acquisition attempt or other transaction that some, or a majority, of the stockholders might believe to be in their best interests or in which stockholders might receive a premium for their stock over the then market price of such stock. The Board of Directors does not at present intend to seek stockholder approval prior to any issuance of currently authorized preferred stock, unless otherwise required by law.

Dividends

We have paid no cash dividends and have no present plan to pay cash dividends, intending instead to reinvest our earnings, if any. Payment of future cash dividends will be determined from time to time by our Board of Directors, based upon our future earnings (if any), financial condition, capital requirements and other factors. We are not presently subject to any contractual or similar restriction on our present or future ability to pay such dividends.

Dissenters’ Rights

Our shareholders have a right to dissent as to the Merger and have the right to be paid the fair value of their shares.  If you would, like to dissent, you must provide a written notice of such dissent to us, at 1001 North American Way, Suite 201, Miami, Florida 33132, within forty (40) days after the mailing of this Information Statement.  Our notice to you of your dissenter’s rights is attached as Attachment D, which attachment also includes a form that you may use for demanding payment for your shares.  Within sixty (60) days after the mailing of this Information Statement, you must deliver to us the certificate or certificates representing the shares with respect to which you are dissenting or other evidence of ownership so that we may make notation thereon that such demand has been made.  Please refer to the Nevada General Corporate Law, Sections 92A.480 to 92A.500 for procedures to be followed in the event the Company and the dissenting shareholder cannot agree on the fair value of the dissenting shares.

Adoption of the Company’s
2009 Stock Incentive Plan

                     The Board believes that the 2009 Stock Incentive Plan will benefit our company by (i) assisting in the recruiting and retaining employees and non-employee directors, advisors and independent consultants with ability and initiative, (ii) providing greater incentive for the employees and consultants of our company and related entities, and (iii) associating the interest of employees and consultants with the interest of our company and our stockholders through opportunities for increased stock ownership.

                      The material features of the 2009 Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the 2009 Plan. Shareholders are urged to read the actual text of the 2009 Plan in its entirety, which is set forth as Exhibit A to this Information Statement.

Background and Purpose

                     The terms of the 2009 Plan provide for grants of Class A Common Stock, stock options, stock appreciation rights, restricted stock, stock units, bonus stock, dividend equivalents, other stock related awards and performance awards that may be settled in cash, stock, or other property.

                     We adopted the 2009 Plan to provide a means by which employees, directors, and consultants of our Company and those of our subsidiaries and other designated affiliates, which we refer to together as our affiliates, may be granted awards of our Class A Common Stock, be given an opportunity to purchase our Class A Common Stock and be granted other benefits including those measured by increases in the value of our Class A Common Stock, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for our success and the success of our affiliates.

Shares Available for Awards

                    The total number of shares of our Class A Common Stock that may be subject to awards under the 2009 Plan is equal to 5,000,000 shares.  Therefore, 5,000,000 shares of Class A Common Stock are available for awards under the 2009 Plan.  No awards have been made under the 2009 Plan.

                    We have 5 members on our board of directors, 4 executive officers, and 6 other employees, and various consultants and independent contractors, all of whom would be eligible to receive awards under the 2009 Plan. We have not determined how to allocate among such parties the benefits available under the 2009 Plan.

Limitations on Awards

                   The plan administrator may, in its discretion, proportionately adjust the number of shares covered by each outstanding award, and the number of shares which have been authorized for issuance under the 2009 Plan but as to which no awards have yet been granted or which have been returned to the 2009 Plan, the exercise or purchase price of each such outstanding award, as well as any other terms that the plan administrator determines require adjustment for (1) any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the shares, (2) any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company, or (3) as the plan administrator may determine in its discretion, any other transaction with respect to Class A Common Stock to which Section 424(a) of the Code applies. Such adjustment shall be made by the plan administrator and its determination shall be final, binding and conclusive.

Eligibility

                    The persons eligible to receive awards under the 2009 Plan consist of officers, directors, employees, and consultants of our company and those of our affiliates. However, incentive stock options may be granted under the 2009 Plan only to our employees, including officers, and those of our affiliates. An employee on leave of absence may be considered as still in our employ or in the employ of an affiliate for purposes of eligibility under the 2009 Plan.

Administration

                  Our board of directors administers the 2009 Plan unless our board of directors delegates administration of the 2009 Plan to a committee of our board of directors. Together, our board of directors and any committee(s) delegated to administer the 2009 Plan, including the compensation committee, are referred to as the plan administrator. Subject to the terms of the 2009 Plan, the plan administrator is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of our Class A Common Stock to which awards will relate, specify times at which awards will be exercisable or may be settled (including performance conditions that may be required as a condition thereof), set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the 2009 Plan, and make all other determinations that may be necessary or advisable for the administration of the 2009 Plan. The plan administrator may amend the terms of outstanding awards, in its discretion; provided that any amendment that adversely affects the rights of the award recipient must receive the approval of such recipient.

Stock Options and Stock Appreciation Rights

                    The plan administrator is authorized to grant stock options, including both incentive stock options, which we refer to as ISOs, and nonqualified stock options. In addition, the plan administrator is authorized to grant stock appreciation rights, which entitle the participant to receive the appreciation in our Class A Common Stock between the grant date and the exercise date of the stock appreciation right. The plan administrator determines the exercise or purchase price per share subject to an option and the grant price of a stock appreciation right. However, the per share exercise price of an ISO and a non-qualified stock option must not be less than 100% of the fair market value of a share of our Class A Common Stock on the grant date; provided, however, that in the case of an ISO granted to an employee who owns more than 10% of the voting power of all classes of stock of the Company or affiliates, the exercise or purchase price must not be less than 110% of the fair market value of a share of our Class A Common Stock on the grant date. The plan administrator generally will fix the maximum term of each option or stock appreciation right, the times at which each stock option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised stock options or stock appreciation rights at or following termination of employment or service, except that no ISO may have a term exceeding ten years. Stock options may be exercised by payment of the exercise price in any form of legal consideration specified by the plan administrator, including cash, shares and outstanding awards or other property having a fair market value equal to the exercise price. The plan administrator determines methods of exercise and settlement and other terms of the stock appreciation rights.

Restricted Stock

                    The plan administrator is authorized to grant restricted stock. Restricted stock is a grant of shares of our Class A Common Stock, subject to restrictions on transfers, rights of first refusal, repurchase provisions, forfeiture provisions and other terms and conditions as may be established by the plan administrator. A grantee granted restricted stock generally has all of the rights of one of our shareholders, unless otherwise determined by the plan administrator.

Stock Based Awards

                   The plan administrator is authorized to grant awards under the 2009 Plan that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of our Class A Common Stock. Such awards might include shares of our Class A Common Stock, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of our Class A Common Stock, purchase rights for shares of our Class A Common Stock, awards with value and payment contingent upon our performance or any other factors designated by the plan administrator, and awards valued by reference to the book value of shares of our Class A Common Stock or the value of securities of or the performance of specified subsidiaries or business units. The plan administrator determines the terms and conditions of such awards.

Performance Awards

                    The plan administrator is authorized to grant awards which may be earned in whole or in part upon attainment or performance criteria and which may be settled for cash, shares of our Common Stock, other securities or a combination of cash, shares of our Common Stock or other securities. The right of a grantee to exercise or receive a grant or settlement of an award, and the timing thereof, may be subject to satisfaction of performance criteria, which may be based on any one, or combination of, the following factors: increase in share process, earnings per share, total shareholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, or personal management objectives. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the award agreement.

Other Terms of Awards

                    The plan administrator shall have the authority to determine the provisions, terms, and conditions of each award including, but not limited to, the award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, shares of our Class A Common Stock, or other consideration) upon settlement of the award, payment contingencies, and satisfaction of any performance criteria. The plan administrator may establish one or more programs under the 2009 Plan to permit selected grantees the opportunity to elect to defer receipt of consideration upon exercise of an award, satisfaction of performance criteria, or other event that absent the election would entitle the grantee to payment or receipt of shares of our Class A Common Stock or other consideration under an award. The plan administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares of our Class A Common Stock or other consideration so deferred, and such other terms, conditions, rules and procedures that the plan administrator deems advisable for the administration of any such deferral program.

                    The plan administrator may establish one or more programs under the 2009 Plan to permit selected grantees to exchange an award under the 2009 Plan for one or more other types of awards under the 2009 Plan on such terms and conditions as determined by the plan administrator from time to time. The plan administrator may establish one or more separate programs under the 2009 Plan for the purpose of issuing particular forms of awards to one or more classes of grantees on such terms and conditions as determined by the plan administrator from time to time.

                    Awards granted under the 2009 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the plan administrator may, in its discretion, permit transfers of nonqualified stock options for estate planning or other purposes subject to any applicable legal restrictions. The plan administrator may also provide that, in the event that a grantee terminates employment with the Company to assume a position with a governmental, charitable, educational or similar non-profit institution, a third party, including but not limited to a "blind" trust, may be authorized by the plan administrator to act on behalf of and for the benefit of the respective grantee with respect to any outstanding awards.

Acceleration of Vesting; Change in Control

                   The plan administrator shall have the authority, exercisable either in advance of any actual or anticipated corporate transaction (as defined in the 2009 Plan) or at the time of an actual corporate transaction and exercisable at the time of the grant of an award under the 2009 Plan or any time while an award remains outstanding, to provide for the full automatic vesting and exercisability of one or more outstanding unvested awards under the 2009 Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such awards in connection with a corporate transaction, on such terms and conditions as the plan administrator may specify. The plan administrator also shall have the authority to condition any such award vesting and exercisability or release from such limitations upon the subsequent termination of the continuous service of the grantee within a specified period following the effective date of the corporate transaction. Effective upon the consummation of a corporate transaction, all outstanding awards under the 2009 Plan shall remain fully exercisable until the expiration or sooner termination of the award.

Amendment and Termination

                   Our board of directors may amend, alter, suspend, discontinue, or terminate the 2009 Plan except shareholder approval shall be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of our Class A Common Stock are then listed or quoted. No award may be granted during any suspension of the 2009 Plan or after termination of the 2009 Plan. Any amendment, suspension or termination of the 2009 Plan shall not affect awards already granted, and such awards shall remain in full force and effect as if the 2009 Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the grantee and the plan administrator, which agreement must be in writing and signed by the grantee and the Company.

                   Unless earlier terminated by our board of directors, the 2009 Plan will terminate ten years after the earlier of (i) its adoption by our board of directors or (ii) the approval by the stockholders of the Company.

Federal Income Tax Consequences of Awards

                  The information set forth herein is a summary only and does not purport to be complete. In addition, the information is based upon current federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient's tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The 2009 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options

                  Generally, there is no taxation upon the grant of a nonqualified stock option where the option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionee is our employee or an employee of an affiliate, that income will be subject to withholding tax. The optionee's tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionee's capital gain holding period for those shares will begin on that date.

Incentive Stock Options

                  The 2009 Plan provides for the grant of stock options that qualify as "incentive stock options," which we refer to as ISOs, as defined in Section 422 of the Code. Under the Code, an optionee generally is not subject to ordinary income tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder's tax basis in that share will be long-term capital gain or loss.

                   If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

                   For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee's alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee's alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

                  We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Stock Awards

                   Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

                  The recipient's basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Stock Appreciation Rights

                   We may grant stock appreciation rights separate from any other award, which we refer to as stand-alone stock appreciation rights, or in tandem with options.

                  With respect to stand-alone stock appreciation rights, where the rights are granted with a strike price equal to the fair market value of the underlying stock on the grant date and the recipient receives the appreciation inherent in the stock appreciation rights in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.

                  With respect to stand-alone stock appreciation rights, if the recipient receives the appreciation inherent in the stock appreciation rights in cash or the strike price of the rights is less than the fair market value of the underlying stock on the grant date (whether the appreciation is paid in cash or stock), the cash or stock will be taxable as ordinary compensation income to the recipient at the time that the payment is received, so long as the payment may only be received upon one of the following events: a fixed calendar date, separation from service, death, disability or a change of control. If delivery occurs on another date, the taxable event will be on the date the stock appreciation right is vested and there will be an additional twenty percent excise tax and interest on any taxes owed. At this time, due to the complex and unfavorable tax consequences, we do not plan on granting any tandem stock appreciation rights.

Dividend Equivalent Rights

                  Generally, the recipient of an award consisting of dividend equivalent rights will recognize ordinary compensation income each time a dividend is paid pursuant to the dividend equivalent rights award equal to the fair market value of the dividend received. If the dividends are deferred, additional requirements must be met to ensure that the dividend is taxable upon actual delivery of the shares, instead of the grant of the dividend.

INFORMATION ABOUT US

Island Breeze International was incorporated under the laws of the Cayman Islands as an exempt company on September 27, 2006.  Island Breeze is our wholly owned subsidiary and as such is included when we use the terms “we” or “our” in this Section.  We have had no revenue and have no operations.  Our efforts since our incorporation have been focused on developing and operating gaming day cruises to nowhere.  We own two vessels which we expect to substantially renovate and equip with gaming, restaurant and entertainment related equipment.  We are currently evaluating port locations in the United States and have increased our focus on international locations in East Asia for the establishment of our initial operations.  The ports that are primarily being considered for the Company’s initial operations in the United States include Florida and Texas, and internationally we are considering and have increased our attention on various locations in East Asia.

We do not have the cash reserves required to complete the renovations of our vessels or to commence operations.  We believe that we will need at least $16,000,000 of outside funding for us to launch our first vessel and initiate our business.  Additional funds, which we estimate to be not less than $20,000,000, will be required for us to launch our second vessel and to expand our operations.

We currently expect to commence our initial cruise operations upon completion of the renovation of the m/v Casino Royale (the “Casino Royale”), a 430 foot vessel currently located in the Bahamas, which the Company acquired on May 23, 2008.  Upon completion of the renovations, we expect that the Casino Royale will have a passenger capacity of approximately 1,200 passengers and contain approximately 780 gaming positions (400 slot machines and 380 table game positions), although the final configuration may vary.

After commencement of our initial operations with the Casino Royale, we expect to commence renovations of the m/v Island Breeze (the “Island Breeze”), a 410 foot vessel currently located in Greece which we acquired on September 12, 2007.  After it is renovated, we expect the Island Breeze to have a passenger capacity of approximately 1,200 passengers and contain approximately 767 gaming positions (392 slot machines and 375 table game positions), although the final configuration may vary.  Upon completion of renovations of the Island Breeze, we intend to place the Island Breeze in service and establish our second planned cruise-to-nowhere operation from a yet to be determined port location.  We may reverse the order in which we launch our vessels.

Additional information about our business and prospects are contained in our Current Report on Form 8K which was filed with the SEC on June 18, 2009 and subsequently was amended by filings with the SEC on June 18, 2009, July 2, 2009 and July 10, 2009.

Additional information about us is set forth in the Annual Report on Form 10-KSB of Goldpoint Resources, Inc. for the year ended December 31, 2008 and Goldpoint’s Quarterly Report on Form 10-QSB for the period ended March 31, 2009, copies of which are attached hereto as Attachment C.  A copy of that annual report and quarterly report was filed with the Securities and Exchange Commission and are incorporated herein by reference.

Regulatory Approvals Required

Other than as set forth herein, there are no federal or state regulatory requirements that we must comply with or approvals that we must obtain in connection with the Merger.

Selected Combined Financial Data of the Company

On June 12, 2009 we acquired all of the outstanding capital stock of Island Breeze International (“IBI”), by issuing 30,000,000 shares of our outstanding common shares to IBI’s shareholder Olympian Cruises, LLC. We subsequently issued 5,866,844 shares of our common stock in satisfaction of IBI promissory notes.

This reverse acquisition is being accounted for as a recapitalization of IBI with Island Breeze International as the acquirer, and accordingly all comparative historical financial statements will be those of Island Breeze International, which has a fiscal year ending on December 31.

The following table sets forth selected financial data for IBI for the periods and the dates indicated. The statements of operations and balance sheet data for the years ended December 31, 2008, and December 31, 2007 set forth below have been derived from the financial statements of IBI (the “Financial Statements”) which have been audited by Bernstein & Pinchuk, LLP, independent registered public accounting firm.  The financial data presented below should be read with the more detailed financial statements and related notes included as Attachment F to this document, along with the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations”.

ISLAND BREEZE INTERNATIONAL (A DEVELOPMENT STAGE ENTERPRISE) STATEMENT OF OPERATIONS
	Inception to	Years ended December 31,
	December 31, 2008	2008	2007
INTEREST INCOME	$1,193	$1,193	$-
OPERATING EXPENSES	1,408,520	619,604	616,907
NET LOSS	$(1,407,327)	$(618,411)	$(616,907)

ISLAND BREEZE INTERNATIONAL (A DEVELOPMENT STAGE ENTERPRISE) BALANCE SHEETS DECEMBER 31,
	2008	2007
CURRENT ASSETS	$64,016	$224,631
PROPERTY, PLANT AND EQUIPMENT, net	10,771	13,543
VESSELS UNDER RENOVATION	15,291,297	9,023,654
TOTAL ASSETS	15,366,084	9,261,828
CURRENT LIABILITIES	5,266,014	76,023
LONG TERM LIABILITIES	500,000	-
TOTAL STOCKHOLDERS’ EQUITY	$9,600,070	$9,185,805

Results of Operations

We are a development stage company.  Since inception, our efforts have been principally devoted to the acquisition and renovation of two gaming vessels to be used in its business. From inception, September 27, 2006, to December 31, 2008, the Company has sustained accumulated losses of $1,407,327.  Included in the loss were general and administrative expenses as well as professional fees not associated with the purchase and renovation of our vessels.

Balance Sheet Discussion

Year ended December 31, 2008 and 2007

As of December 31, 2008, our total assets were $15,366,084, total liabilities were $5,766,014 and shareholders’ equity was $ 9,600,070 compared to $9,261,828, $76,023 and $9,185,805, respectively for the period ending December 31, 2007.  Current assets at December 31, 2008 were $ 64,016 consisting of cash and cash equivalents of $59,016 and prepaid expenses of $5,000 compared to $224,631, $215,855 and $8,776, respectively for the period ending December 31, 2007.  Included in  total assets as of December 31, 2008 are property, and equipment, net of depreciation of $10,771 and other assets of $15,291,297 consisting of the cost of vessels we have acquired and costs related to renovations of the vessels compared to $13,543 and $9,023,654, respectively, for the period ending December 31, 2007 with respect to these items.

As of December 31, 2008, our total liabilities were $5,766,014, and our current liabilities at such date were $5,266,014 consisting of officer loans in the amount $90,371, accounts payable of $285,255, convertible notes payable of $4,849,643 and accrued expenses of $40,745 compared to total liabilities of $76,023, current liabilities of $76,023, officer loan amounts of $0, accounts payable of $11,817, convertible notes payable of $0, and accrued expenses of $64,206, for the period ending December 31, 2007.  The significant increase in our liabilities in 2008 compared to 2007 resulted from our issuance of Convertible Promissory Notes, of $4,849,643 which was related to the acquisition of the m/v Casino Royale.

The net cash used in our operating activities in the twelve-month period ended December 31, 2008 was $361,305, a decrease of $234,125 from that used in the twelve-month period ended December 31, 2007, which net decrease was affected by decreases in  prepaid expenses and accrued expenses as well as an increase in accounts payable.

Cash and cash equivalents as of December 31, 2008 decreased by $156,839, as compared to December 31, 2007.  Net cash used in investment activities in the twelve-month period ended December 31, 2008 was $6,268,224, consisting of acquisition and renovation of property and equipment, an increase of $2,108,714 from the period ended December 31, 2007. Net cash from financing activities in the twelve-month period ended December 31, 2008 was $6,472,691, compared to $4,970,795 consisting of proceeds from issuance of convertible notes, loans, and capital contributions.

Our capital expenditure plan for 2009 is estimated to approximate $36,000,000 to facilitate our renovation plan, purchase of gaming equipment, hiring of additional personnel, terminal improvements, marketing, working capital reserves, and general corporate purposes.  We require additional financing to continue.  The Company expects financing will be supplied by additional capital contributions from the Company’s shareholders, long-term debt, the sale of securities or a combination thereof.  There can be no assurance that financing from such sources or from any sources will be available to us.

Selected Financial Data of the Company

The following table sets forth selected financial data for Island Breeze International for the periods and the dates indicated. The statements of operations and balance sheets data for the periods ending March 31, 2009, and March 31, 2008 set forth below have been derived from the financial statements of Island Breeze International (the “Financial Statements”) which have not been audited by an independent registered public accounting firm.  The financial data presented below should be read with the more detailed financial statements and related notes included in Attachment G hereto, along with the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations”.

ISLAND BREEZE INTERNATIONAL (A DEVELOPMENT STAGE ENTERPRISE) STATEMENT OF OPERATIONS (unaudited)
	Inception to	Three months ended March 31,
	March 31, 2009	2009	2008
INTEREST INCOME	$1,193	$-	$-
OPERATING EXPENSES	1,537,549	129,029	118,120
NET LOSS	$(1,536,356)	$(129,029)	$(118,120)

ISLAND BREEZE INTERNATIONAL (A DEVELOPMENT STAGE ENTERPRISE) BALANCE SHEETS (unaudited) MARCH 31,
	2009	2008
CURRENT ASSETS	$69,769	$87,013
PROPERTY, PLANT AND EQUIPMENT, net	10,068	12,722
VESSELS UNDER RENOVATION	15,643,400	9,210,772
TOTAL ASSETS	15,723,237	9,310,507
CURRENT LIABILITIES	5,892,281	33,178
LONG TERM LIABILITIES	-	-
TOTAL STOCKHOLDERS’ EQUITY	$9,830,956	$9,277,329

Results of Operations

The Company is a development stage company.  Since inception, our efforts have been principally devoted to the acquisition and renovation of two gaming vessels to be used in its business. From inception, September 27, 2006, to March 31, 2009, the Company has sustained accumulated losses of $1,536,356.  Included in the loss were general and administrative expenses as well as professional fees not associated with the purchase and renovation of our vessels.

Balance Sheet Discussion

Period ended March 31, 2009 and 2008

As of March 31, 2009, our total assets were $15,723,237, total liabilities were $5,892,281 and shareholders’ equity was $ 9,830,956 compared to $9,310,507, $33,178 and $9,277,329, respectively for the period ending March 31, 2008.  Current assets at March 31, 2009 were $69,769 consisting of cash and cash equivalents of $64,769 and prepaid expenses of $5,000 compared to $87,013, $87,013 and $0, respectively for the period ending March 31, 2008.  Included in our total assets as of March 31, 2009 are property and equipment, net of depreciation of $10,068 and other assets of $15,643,400 consisting of the cost of vessels we have acquired and costs related to renovations of the vessels compared to $12,722 and $9,210,772, respectively, for the period ending March 31, 2008 with respect to these items.

As of March 31, 2009, our total liabilities were $5,892,281, and our current liabilities at such date were $5,892,281, consisting of officer loans in the amount $91,481, accounts payable of $218,926, convertible notes payable of $5,497,589 and accrued expenses of $84,285 compared to total liabilities of $33,178, current liabilities of $33,178, officer loan amounts of $0, accounts payable of $33,178, convertible notes payable of $0, and accrued expenses of $0, for the period ending March 31, 2008.  The significant increase in our liabilities for the period ending March 31, 2009 compared to March 31, 2008 resulted from our issuance of Convertible Promissory Notes, $4,411,616 (inclusive of accrued interest) which was related to the renovation of the m/v Casino Royale.

The net cash used in our operating activities in the three months ended March 31, 2009 was $151,115, a decrease of $253 from that used in the three months ended March 31, 2008, which decrease was affected by increases in our prepaid expenses and accrued expenses as well as an increase in accounts payables.

Cash and cash equivalents as of March 31, 2009 decreased by $22,244, as compared to March 31, 2008.  Net cash used in investment activities in the three months ended March 31, 2009 was $353,103, consisting of acquisition of property, plant and equipment, an increase of $164,985 from the three months ended March 31, 2008. Net cash from financing activities in the three months ended March 31, 2009 was $508,971, compared to $209,644 for same period in 2008, consisting primarily of capital contributions from its shareholder.

Liquidity and Capital Resources

The Company has funded its activities to date through capital contributions from its sole shareholder, short term loans and convertible notes.  Since its inception, September 27, 2006, thru March 31, 2009, we received $11,367,212 in capital contributions from our shareholder.  As of March 31, 2009, we had shareholders’ equity of $9,830,956 but little cash on hand.

We have three short term loans outstanding totaling an aggregate of $90,000 which we owe to the officers of the Company and will become due on December 1 and December 5, 2009, bearing interest at the rate of 5% per annum.

In May 2008 and September 2008, we borrowed an aggregate of $5,000,000 and issued convertible notes due on different dates commencing in November, 2009 and ending in March, 2010, eighteen months from the date of each loan together with interest at the rate of 12% per annum.  The principal amount and accrued interest due on the notes automatically converted into shares of our common stock, at $1.00 per share, after the consummation of the reverse acquisition on June 12, 2009, on which date we issued 5,566,795 shares of our common stock in satisfaction of the notes.

Liquidity - Activity Subsequent to March 31, 2009

In June 2009, we borrowed an aggregate of $150,000 from three individuals and issued convertible notes due commencing twelve months from the date of each loan together with interest at the rate of 6% per annum.  The principal amount and accrued interest due on the notes automatically converted into shares of our common stock, at $0.50 per share, after the consummation of the reverse acquisition on June 12, 2009, on which date we issued 300,049 shares of our common stock in satisfaction of the notes.

On June 4, 2009, we borrowed $50,000 and issued a Promissory Note to a lender affiliated with one of our directors.  The Promissory Note provides for interest at the rate of 5% per annum and is payable along with principal, 60 days from date of issue.

On June 8, 2009, we borrowed $50,000 from a member of Olympian Cruises, LLC.  This loan, plus interest at the rate of 5% annum is payable August 8, 2009, which date is likely to be extended.

On June 12, 2009, our predecessor issued a $600,000 non interest bearing Convertible Note to Patrick Orr, President and one of two members of Goldpoint’s Board of Directors.  The Note is non-interest bearing with a term of three months.  On or before the Maturity Date, Mr. Orr may convert the principal amount of the note into shares of our common stock at a conversion price of $1.00 per share (the “Conversion Price”) and upon written notice to Mr. Orr, we may convert the Principal Amount of the Note into shares of Common Stock at the Conversion Price, provided we pay Mr. Orr $50,000.

On June 18, 2009, we borrowed $250,000 from a member of Olympian Cruises, LLC.  This loan, plus interest at the rate of 12% per annum is payable 90 days from the date of issue.  We also issued 25,000 shares of Common Stock in connection with this loan.

Liquidity – General Requirements

Based upon our current cash reserves and forecasted operations, we believe that we will need to obtain at least $16,000,000 of outside funding to provide the working capital necessary to complete the renovation of the Casino Royal, purchase the necessary equipment for the vessel and commence operations, and at least another $20,000,000 of funding in order to complete the renovation, and purchase the equipment necessary to launch our second vessel, the Island Breeze.  Our need for additional capital to finance our business strategy, operations, and growth will be greater should, among other things, revenue or expense estimates prove to be incorrect. If we fail to arrange for sufficient capital in the future, we will not be able to initiate operations until we can obtain adequate financing.  Furthermore, we may be required to sell interests in one or both of our vessels to secure the financing we require.  If we are unable to secure the required financing we may also attempt to sell one of our vessels in order to move forward with the renovation of the second.

Off Balance Sheet Arrangements

Not applicable.

Critical Accounting Policies

Our significant accounting policies are more fully described in Note 2 to the audited financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, and the related disclosures of contingent assets and liabilities. Actual results could differ from those estimates under different assumptions or conditions.

Quantitative and Qualitative Disclosure about Market Risk

We do not hold instruments that are sensitive to changes in interest rates, foreign currency exchange rates or commodity prices. Therefore, we believe that we are not materially exposed to market risks resulting from fluctuations from such rates or prices. Currency and exchange rate fluctuations may negatively impact our financial results.  We expect to pay for the renovations of one of our vessels (the Island Breeze) in Euros and will therefore be adversely effected if the value of the U.S. dollar declines against the Euro.  Furthermore, currency fluctuations will directly affect our operational results if we operate in foreign countries.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The disclosure and analysis in this document and particularly, in the sections under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, contain some forward-looking statements. Certain of the matters discussed concerning Island Breeze International’s operations, cash flows, financial position, economic performance and financial condition, including, in particular, future sales, product demand, competition and the effect of economic conditions include forward-looking statements within the meaning of section 27A of the Securities Act of 1933, referred to herein as the Securities Act, and Section 21E of the Securities Exchange Act of 1934, referred to herein as the Exchange Act.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although our management believes that these statements are based upon reasonable assumptions, projections of sales, operating expenses, earnings, cash flow, construction costs, working capital, capital expenditures, profitability, and other projections, and statements expressing general optimism about future operating results, and non-historical information, they are subject to several risks and uncertainties, and therefore, we can give no assurance that these statements will be achieved.

Readers are cautioned that forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections and may be better or worse than projected. Given these uncertainties, readers should not place any reliance on these forward-looking statements. These forward-looking statements also represent our management’s estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events.

We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

INCORPORATION BY REFERENCE

A copy of the Annual Report on Form 10-KSB of Goldpoint Resources, Inc. for the year ended December 31, 2008, previously filed with the Securities and Exchange Commission, including the financial statements and related notes thereto and the report of independent auditor, is attached to this Information Statement as Attachment C.  A copy of Goldpoint’s Quarterly Report on Form 10-Q for the period ended March 31, 2009, previously filed with the Securities and Exchange Commission, including the financial statements and related notes thereto, is also attached to this Information Statement part of Attachment C.  Such Annual Report and Quarterly Report are incorporated herein by reference.  The Financial Statements of Island Breeze International for the years ended December 31, 2007 and December 31, 2008, including the Report of Independent Auditor, and the consolidated balance sheet as of March 31, 2009 and the statements of operations, changes in members deficit and cash flows for the three month period ended March 31, 2009, are attached to this Information Statement as Attachments E and F, respectively and are incorporated herein by reference. Island Breeze International’s unaudited financial statements for period ended March 31, 2009 is attached to this Information Statement as Attachment G and is incorporated herein by reference.

By order of the board of directors,
Bradley T. Prader
August 11, 2009	President

ATTACHMENT A

CERTIFICATE OF INCORPORATION

OF

ISLAND BREEZE INTERNATIONAL, INC.

The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware, particularly the General Corporation Law of the State of Delaware, hereby certifies that:

FIRST:  The name of the corporation is Island Breeze International, Inc. (hereinafter sometimes referred to as the “Corporation”).

SECOND: The registered office of the Corporation is at 615 South DuPont Highway, in the City of Dover, County of Kent, Delaware and its registered agent at that address is National Corporate Research, Ltd.

            THIRD:  The purpose of the Corporation is to engage in, carry on, and conduct any lawful act or activity for which corporations may be organized under the GCL. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges which are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation.

FOURTH:    1. The total number of shares of all classes of stock which the corporation shall have authority to issue is one hundred seventeen million one hundred ten thousand five hundred shares (117,110,500) consisting of one million (1,000,000) shares of Preferred Stock par value of $0.001, on hundred million (100,000,000) shares of Class A Common Stock par value of $0.001 per share and sixteen million and ten thousand (16,110,500) shares of Class B Common Stock par value of $0.001 per share,

      2.  The shares of Preferred Stock may be issued from time to time in one or more series, in any manner permitted by law, as determined from time to time by the Board of Directors, and stated in the resolution or resolutions providing for the issuance of such shares adopted by the Board of Directors pursuant to authority hereby vested in it. Without limiting the generality of the foregoing, shares in such series shall have such voting powers, full or limited, or no voting powers, and shall have such designations, preferences, and relative, participating, optional, or other special rights, and qualifications, limitations, or restrictions thereof, permitted by law, as shall be stated in the resolution or resolutions providing for the issuance of such shares adopted by the Board of Directors pursuant to authority hereby vested in it. The number of shares of any such series so set forth in such resolution or resolutions may be increased (but not above the total number of authorized shares of Preferred Stock) or decreased (but not below the number of shares thereof then outstanding) by further resolution or resolutions adopted by the Board of Directors pursuant to authority hereby vested in it.

  3.   The Class A Common Stock and Class B Common Stock shall be identical in all respects, subject to the following:

(a)        Each share of Class A Common Stock shall entitle the holder to one vote and each share of Class B Common Stock shall entitle the holder to ten votes on all matters on which holders of Class A and Class B Common Stock shall be entitled to vote.

(b)        The Class A and Class B Common Stock shall be treated as one class with respect to dividends, and accordingly, have identical rights with respect thereto except that whenever a stock dividend is paid, the holders of Class A Common Stock shall be entitled to receive the amount of the dividend solely in shares of Class A Common Stock and holders of Class B Common Stock shall be entitled to receive the amount of the dividend solely in shares of Class B Common Stock. Whenever a combination or subdivision of the shares of either class of common stock is made, the same combination or subdivision shall be made with respect to the other class of common stock.

(c)        (i) All outstanding shares of Class B Common Stock shall be convertible at all times, at the election of the holder thereof, into an equal number of fully paid and nonassessable shares of Class A Common Stack by delivery of written notice by the holder of such shares of Class B Common Stock to the Corporation, or its transfer agent, of such holder’s election together with the certificate(s) representing the shares to be converted. Thereupon, the Corporation, or its transfer agent, as the case may be, shall exchange such certificate(s) for a certificate or certificates representing an equal number of shares of Class A Common Stock. Shares of Class B Common Stock shall be deemed to have been converted, and the person entitled to receive the Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such Class A Common Stock, immediately prior to the close of business on the day upon which the Corporation, or its transfer agent, receives such shares for conversion.

(ii) Except as provided In subparagraph (iii) below, upon the sale, assignment, transfer, conveyance, or other disposition, whether voluntary, by operation of law or otherwise (a “Transfer”, which, for the purpose hereof, shall not include a pledge where the pledgor retains all voting rights) of shares of Class B Common Stock, other than a transfer to another holder of Class B Common Stock, the shares so transferred shall, by virtue of such Transfer, automatically be converted into an equal number of fully paid and nonassessable shares of Class A Common Stock. Upon surrender to the Corporation, or its transfer agent, for cancellation of the certificate or certificates representing the shares of Class B Common Stock so converted, the holder thereof shall be entitled to receive a certificate or certificates representing the same number of shares of Class A Common Stock to which such holder is entitled.  Until such surrender, the certificate or certificates representing the shares of converted Class B Common Stock shall for all purposes evidence ownership of the shares of Class A Common Stock into which the Class B Common Stock has been converted.

(iii) A Transfer of shares of Class B Common Stock by a initial holder of record which is a corporation or limited liability company to a shareholder or member of such corporation or limited liability company, respectively (collectively, “Beneficial Holder”) or by such Beneficial Holder to a parent, sibling, spouse or lineal descendant (a “Transfer to Relations”) shall not result in a conversion of the Class B Common Stock transferred into Class A Common Stock provided that in the case of Transfer to Relations by such Beneficial Owner, the power to vote shares of Class B Common Stock so transferred is retained by the Beneficial Owner.

2

(iv) Any shares of Class B Common Stock converted into Class A Common Stock pursuant to paragraphs 3(c)(i) or (ii) shall, from and after the date of conversion, have the status of authorized and unissued shares of Class B Common Stock and may only be reissued as shares of Class B Common Stock in connection with any transaction contemplated by paragraph 3(b) of this Article FOURTH.

FIFTH:  The Corporation shall, to the fullest extent legally permissible under the provisions of the GCL, as the same may be amended from time to time, indemnify and hold harmless any and all persons whom it shall have power to indemnify under said provisions from and against all liabilities (including expenses) imposed upon or reasonably incurred by him or her in connection with any action, suit or other proceeding in which he or she may be involved or with which he or she may be threatened, or other matters referred to in or covered by said provisions both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director or officer of the Corporation. Such indemnification provided shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement or resolution adopted by the stockholders entitled to vote thereon after notice.

SIXTH:  The Corporation is to have perpetual existence.

SEVENTH:  Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under Section 291 of Title 8 of the GCL or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the GCL order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

EIGHTH:  The Board shall have the power, without the assent or vote of the stockholders, to make, alter, amend, change, add to or repeal the by-laws of the Corporation as provided in the by-laws of the Corporation.

3

IN WITNESS WHEREOF, the Corporation has caused the undersigned duly authorized officer to sign this Certificate of Incorporation on its behalf this 29th day of July, 2009.

Joseph L. Cannella
Incorporator

4

ATTACHMENT B

AGREEMENT AND PLAN OF MERGER

BETWEEN ISLAND BREEZE INTERNATIONAL, INC. AND

GOLDPOINT RESOURCES, INC.

AGREEMENT AND PLAN OF MERGER, dated this  __ day of ______, 2009 (the “Agreement”), pursuant to Sections 251(f) and 252 of the General Corporation Law of the State of Delaware and Section 92A.100 of the Nevada General Corporation Law, between ISLAND BREEZE INTERNATIONAL, INC., a Delaware corporation (“Island Breeze”), with a principal office at 1001 North America Way, Suite 201, Miami, Florida 33132, and GOLDPOINT RESOURCES, INC., a Nevada corporation (“Goldpoint”), with a principal office at 1001 North America Way, Suite 201, Miami, Florida 33132.

WITNESSETH THAT:

WHEREAS, Goldpoint caused Island Breeze to be formed in the State of Delaware in order that Goldpoint, through merger into Island Breeze, could change Goldpoints’s domicile to Delaware, among other reasons; and

WHEREAS, Island Breeze has not issued any shares of its capital stock and has no shareholders and its Incorporator desires that Goldpoint be merged into Island Breeze; and

WHEREAS, Island Breeze, subject to the laws of the State of Delaware,  and Goldpoint, subject to the laws of the state of Nevada, are the constituent parties to this Agreement and desire to merge into a single corporation.

NOW, THEREFORE, Island Breeze and Goldpoint, in consideration of the premises and the mutual covenants, agreements and provision contained herein, do hereby prescribe the terms and condition of said merger and plan of carrying the same into effect, as follows:

FIRST:  Goldpoint is hereby merged into Island Breeze, with Island Breeze being the surviving entity (the “Surviving Corporation”).

SECOND: There are no shares of stock of Island Breeze heretofore issued  and outstanding and Island Breeze does not have any shareholders prior to this merger. There are _______ shares of Common Stock of Goldpoint, and no other shares of capital stock of Goldpoint, currently outstanding.  Each outstanding share of capital stock of Goldpoint, and each share of Class A Common Stock of Island Breeze is entitled to one vote.  Upon filing of a Certificate of Merger with respect to the merger with the Secretary of State of Delaware and Articles of Merger with respect thereto with the Secretary of State of Nevada, (i) each outstanding share of Common Stock of Goldpoint, $.001par value per share, shall automatically be converted into one (1) share of Class A Common Stock, $.001 par value per share, of Island Breeze.

THIRD: The terms and conditions of the merger are as follows:

a)           The Certificate of Incorporation of  Island Breeze , as it exists immediately prior to this merger, shall be the Certificate of Incorporation of the Surviving Corporation;

b)           The By-Laws of Island Breeze as they exist on the effective date of this merger shall be and remain the By-Laws of the Surviving Corporation, until the same shall be altered, amended or repealed as therein provided;

c)           The directors and officers of Goldpoint shall continue in office as the directors and officers of the Surviving Corporation, until the next annual meeting of stockholders and/or until their successors shall have been duly appointed and qualified;

d)          This merger shall become effective upon filing of the Certificate of Merger, in the form of Exhibit A hereto, with the Secretary of State of Delaware and the filing of the Articles of Merger, in the form of Exhibit B hereto, with the Secretary of State of Nevada;

e)           Upon the effectiveness of the merger as provided herein, all of the property, rights, privileges, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description of Goldpoint shall be transferred to, vested in, and devolve upon the Surviving Corporation; and

f)           Immediately after the Merger, the Surviving Company will issue to Catino SA a warrant to acquire 1,000,000 shares of its Class A Common Stock for an exercise price of $1.00 per share.  This warrant will expire on November 23, 2009.  The Surviving Corporation shall also issue to Patrick Orr its former President and formerly one of two members of its Board of Directors, its Convertible Promissory Note in the amount of $600,000 which note is due and payable on September 12, 2009, unless sooner converted into Class A Common Stock at a conversion price of $1.00 per share.  The corporation has the right to force conversion by payment to the holder of $50,000.

IN WITNESS WHEREOF, the parties to this Agreement, pursuant to the approval and authority duly given by resolutions adopted by the Incorporator of Island Breeze and the Board of Directors and the Shareholders of Goldpoint, have caused this Agreement and Plan of Merger to be executed by the Incorporator of Island Breeze and the President of Goldpoint, as the respective act, deed and agreement of each of the parties to this Agreement, on the date first set forth above.

ISLAND BREEZE INTERNATIONAL, INC.	GOLDPOINT RESOURCES, INC.

By: ____________________________	By: _________________________
Name: Joseph L. Cannella	Name: Bradley T. Prader
Title: Incorporator	Title: President

2

ATTACHMENT C

GOLDPOINT RESOURCES, INC.

ANNUAL REPORT ON FORM 10-KSB

For the year ended December 31, 2008

QUARTERLY REPORT ON FORM 10-Q

For the period ended March 31, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________

FORM 10-K

ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008

Commission File Number:  000-53452
_______________________________

GOLDPOINT RESOURCES, INC.
(Exact name of registrant as specified in its charter)

NEVADA	75-3250686
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

110 South Fairfax Avenue #A11-123, Los Angeles, CA 90036

(Address of principal executive offices, including zip code)

(213) 590-7249

(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:
Common Stock, $0.001 par value per share

Title of class	Name of each exchange on which registered
Common Stock. $0.001 par value per share	None

Securities registered pursuant to Section 12(g) of the Act:
None

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in 405 of the Securities Act.    Yes ☐   No ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Exchange Act.    Yes ☒   No ☐

Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes ☒  No ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.   ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer," and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐

Non-accelerated filer ☐ (Do not check if smaller reporting company)	Smaller Reporting Company ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes ☒   No ☐

As of March 5, 2009, no market price existed for voting and non-voting common equity held by non-affiliates of the registrant.

As of March 5, 2009, the Registrant had outstanding 3,600,000 shares of Common Stock with a par value of $0.001 per share.

DOCUMENTS INCORPORATED BY REFERENCE

The following documents (or portions thereof) are incorporated herein by reference:  registration statement and exhibits thereto filed on Form SB-2 December 13, 2007 are incorporated by reference within Part I and Part II herein.

2

INDEX
GOLDPOINT RESOURCES, INC.

3

PART I.

Cautionary Note

This Annual Report on Form 10-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are subject to a number of risks and uncertainties. All statements that are not historical facts are forward-looking statements, including statements about our business strategy, the effect of Generally Accepted Accounting Principles ("GAAP") pronouncements, uncertainty regarding our future operating results and our profitability, anticipated sources of funds and all plans, objectives, expectations and intentions and the statements regarding future potential revenue, gross margins and our prospects for fiscal 2009. These statements appear in a number of places and can be identified by the use of forward-looking terminology such as "may," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "future," "intend," or "certain" or the negative of these terms or other variations or comparable terminology, or by discussions of strategy.

Actual results may vary materially from those in such forward-looking statements as a result of various factors that are identified in "Item 7—Management's Discussion and Analysis of Financial Condition and Results of Operations," "Item 1A.—Risk Factors" and elsewhere in this document. No assurance can be given that the risk factors described in this Annual Report on Form 10-K are all of the factors that could cause actual results to vary materially from the forward-looking statements. All forward-looking statements speak only as of the date of this Annual Report on Form 10-K. Readers should not place undue reliance on these forward-looking statements and are cautioned that any such forward-looking statements are not guarantees of future performance. We assume no obligation to update any forward-looking statements.

References in this Annual Report on Form 10-K to (i) the "Company," the "Registrant," "GoldPoint "we," "our," “GPNT,” and "us" refer to GoldPoint Resources, Inc.
Investors and security holders may obtain a free copy of the Annual Report on Form 10-K and other documents filed by GPNT with the Securities and Exchange Commission ("SEC") at the SEC's website at http://www.sec.gov. Free copies of the Annual Report on Form 10-K and other documents filed by GoldPoint with the SEC may also be obtained from GoldPoint Resources, Inc. by directing a request to GoldPoint, Attention:  Patrick Orr, President and Chief Executive Officer, 110 South Fairfax Avenue #A11-123, Los Angeles, CA 90036; (213) 590-7249.

ITEM 1.	BUSINESS.

General

Company History

GoldPoint is an exploration stage company that was incorporated on June 29, 2007, in the state of Nevada. GoldPoint has never declared bankruptcy, it has never been in receivership, and it has never been involved in any legal action or proceedings. Since becoming incorporated, GoldPoint has not made any significant purchase or sale of assets, nor has it been involved in any mergers, acquisitions or consolidations.  GoldPoint has no subsidiaries.  Our fiscal year end is December 31st.

We have no revenues, have achieved only losses since inception, have no operations, and have been issued a going concern opinion from our auditors.

4

Business Development

We own an option to acquire an undivided 100% beneficial interest in a mineral claim in the Eldorado Canyon Mining District, located in Clark County, Nevada due south of Nelson, Nevada. The claim is in NE ¼ Section 15 T26S R64E and is part of the Eldorado Canyon Mining District, which is located in the southern portion of the Eldorado Mountains and along the northern end of the Opal Mountains.  The small town of Nelson, Nevada is in the center of the mining district.  Nelson is approximately twenty-six miles (paved road) south of Boulder City, Nevada, and six miles west of the Colorado River.  Elevations in the area range from approximately 1,500 feet to 3,500 feet above sea level.

GoldPoint Claim Purchase/Option Agreement

On August 30, 2007, (“the Company”) entered into an Option to Purchase Agreement with Patrick Orr, our officer and director, who is the sole beneficial owner of 100% of the mineral claim, identified as PAT #1 Lode Claim, Clark County, Eldorado Mining District.  The agreement was amended on October 17, 2008 by the parties and grants the Company the exclusive right and option to acquire an undivided 100% of the right, title and interest in and to the claims upon satisfying certain terms and conditions as follows:  The option to acquire the claim is contingent on the Company incurring exploration costs on the claims of a minimum of $10,000 on or before September 30, 2009; as well as the Company incurring exploration costs on the claims of a further $25,000 (for aggregate minimum exploration costs of $32,000) on or before September 30, 2010.  Upon exercise of the option, the Company agrees to pay the seller, Patrick Orr, our officer and director, the sum of $25,000 per annum, commencing January 1, 2011, for so long as the Company holds any interest in the claims.

We recently conducted a preliminary surface sampling program on ten (10) locations on the property at a cost of $4,000.  The scope of the program was limited to random samples from geological structures that outcropped on the surface of the property in order to identify potential targets warranting further exploration.  It should be noted that not all of the outcropping structures were sampled and that none of the potential underground structures were sampled in this program.     The sampling program was conducted by Esmeralda Group, Inc., Las Vegas Nevada and the Action Mining Services, Sandy Oregon.  Below are sample results with coordinates:

Sample	Gold *toz/ton	Silver *toz/ton
#1 N 35° 41’ 35.8” W 114° 49’ 7.4”	0.0624	0.0176
#2. N 35° 41’ 35.7” W 114° 49’ 1.0”	0.0434	0.0266
#3. N 35° 41’ 35.9” W 114° 49’ 4.1”	0.028	0.012
#4. N 35° 41’ 36.2” W 114° 49’ 8.8”	0	0
#5. N 35° 41’ 36.1” W 114° 49’ 9.9”	0	0
#6. N 35° 41’ 36.2” W 114° 49’ 10.9”	0.07	0.03
#7 N 35° 41’ 37.1” W 114° 49’ 9.6”	0	0
#8. N 35° 41’ 38.1” W 114° 49’ 8.3”	0.0216	0.0084
#9. N 35° 41’ 38.1” W 114° 49’ 10.0”	0.0684	0.0216
#10. N 35° 41’ 38.4” W 114° 49’ 13.2”	0	0

* toz/ton=troy ounces per ton of ore.

5

The results from the limited sample program indicated that the property had a very low potential for any commercial viable gold or silver mineral deposit.  As such, additional exploration will be required in order to identify if there is any potential for commercial viable minerals on the property.  The additional exploration would likely require geochemical and geophysical sampling programs along with a preliminary geological mapping program in order to identify the resource potential of the property.  The estimated cost to accomplish the additional exploration has been estimated at $60,000 to $75,000.

Based upon the sampling program that was conducted and the expenses associated with continuing any exploration on the property management has concluded it must reevaluate the business strategy of the Company.  Possibilities for the Company will be for management to gain funding for the continuation of exploration, acquire and evaluate new claims, merge with another Company, or other opportunities that management determines as best for the Company’s shareholders.  There can be no guarantee or assurance that management will be successful in accomplishing any of the above possibilities.  Investors must be aware that failure to do so would result in a complete loss of any investment made into the Company.

Our common stock was recently approved for quotation on the Over-the-Counter Bulletin Board (“OTCBB”) under the ticker symbol “GPNT”.  As of the date of this report there is no market for the common shares.  The Company cannot provide any guarantee or assurance a market will ever develop for the common stock.  If a market is not developed the result would be a complete loss of any investment made into the Company.

Compliance with Government Regulation

If and when we conduct further exploration on the property, we will be required to comply with all regulations, rules and directives of governmental authorities and agencies applicable to the exploration of minerals in the United States generally, and in Nevada specifically.

We will have to sustain the cost of reclamation and environmental mediation for all exploration and development work undertaken.  The amount of these costs is not known at this time as we do not know the extent of the exploration program that will be undertaken beyond completion of the currently planned work programs. Because there is presently no information on the size, tenor, or quality of any resource or reserve at this time, it is impossible to assess the impact of any capital expenditures on earnings or our competitive position in the event a potentially economic deposit is discovered.

6

If we enter into production, the cost of complying with permit and regulatory environment laws will be greater than in the exploration phases because the impact on the project area is greater. Permits and regulations will control all aspects of any production program if the project continues to that stage because of the potential impact on the environment. Examples of regulatory requirements include:

1.	Water discharge will have to meet water standards;
2.	Dust generation will have to be minimal or otherwise re-mediated;
3.	Dumping of material on the surface will have to be re-contoured and re-vegetated;
4.	An assessment of all material to be left on the surface will need to be environmentally benign;
5.	Ground water will have to be monitored for any potential contaminants;
6.	The socio-economic impact of the project will have to be evaluated and if deemed negative, will have to be re-mediated; and
7.	There will have to be an impact report of the work on the local fauna and flora.

Please see RISK FACTORS described herein.

Plan of Operation

Our auditors have issued a going concern opinion. This means that there is substantial doubt that we can continue as an on-going business for the next twelve months unless we obtain additional capital. This is because we have not generated any revenues and no revenues are anticipated until we begin mining activities that produce commercial grade minerals. Accordingly, we must raise proceeds from sources other than operations in order to continue as a going concern.  Our only source for cash at this time is investments by others in the Company’s common stock.

As of the date of this report management is in the process of reviewing its future business strategy in consideration of the Company’s current financial status; its ability to raise additional proceeds through the sale of its common stock; the results of the recent preliminary surface sample program; the estimated costs to conduct additional exploration activities on the property; and the Company’s ability to fulfill its requirement of expending an additional $6,000 by September 30, 2009 on exploration to maintain its right to acquire the mineral claim and the property.

In addition, management plans to consider pursuing other business opportunities including but not limited to acquisitions and/or business combinations that may add value to the Company and its shareholders.  As of the date of this report the Company has not agreed to any business acquisition or combination and there can be no guarantee or assurance that such an event will ever take place.

Management believes it has enough cash on hand to maintain its status as a reporting Company for the next three months.  As such the Company must raise proceeds within the next three months in order to continue as a going concern and maintain its status as a reporting company for the next twelve months.  If the Company is unable to secure additional proceeds within this timeframe the business would likely fail and an investment made into the Company by an investor would be lost in it is entirety.

7

Limited Operating History; Need for Additional Capital

There is no historical financial information about us upon which to base an evaluation of our performance. GoldPoint was incorporated in the State of Nevada on June 29, 2007.

Readers will note that GoldPoint has raised a total of approximately $35,000 from the sale of its common stock.  As of December 31, 2008, GoldPoint had a balance (less outstanding checks) of $4,190 in cash with liabilities of $4,500 as a note payable.   The Company will be required to raise additional funds in order to pay the fees associated with maintaining its status as a reporting company, as defined under the Securities Act of 1934 and fund the above costs associated with its business strategy.  The Company will need to raise a minimum of $31,000 over the course of the next twelve months in order to cover expenses related to maintaining its status as a reporting company (legal, auditing, and filing fees) estimated at $25,000 and $6,000 to cover additional exploration costs associated with maintaining the Company’s option to acquire the mineral rights on the property as described above.  There is no assurance we will receive the required financing to complete our business strategies.  Even if we are successful in raising proceeds from the offering we have no assurance that future financing will be available to us on acceptable terms. If financing is not available on satisfactory terms, we may be unable to continue, develop or expand our operations.

GoldPoint has no plans to undertake product research and development during the term covered herein. There are also no plans or expectations to purchase or sell any plant and or significant equipment in fiscal year 2009.

Employees

Other than Patrick Orr (officer and director) and James Orr, (an officer) there are no other employees.  Currently both Patrick and James are donating their time to the development of the Company.  GoldPoint has no intention to hire employees until the business has been successfully funded.

Employment Agreements

There are no employment agreements.

ITEM 1A.	RISK FACTORS

Factors Affecting Future Operating Results

This Annual Report on Form 10-K contains forward-looking statements concerning our future programs, expenses, revenue, liquidity and cash needs as well as our plans and strategies. These forward-looking statements are based on current expectations and we assume no obligation to update this information, except as required by applicable laws and regulations. Numerous factors could cause actual results to differ significantly from the results described in these forward-looking statements, including the following risk factors.

Investing in our securities involves a high degree of risk. The following risk factors, issues and uncertainties should be considered when evaluating our future prospects. In particular, please consider these risk factors when reading "forward-looking" statements which appear throughout this report. Forward-looking statements relate to our expectations for future events and time periods. Generally, words such as "expect," "intend," "anticipate" and similar expressions identify forward-looking statements. Each of these forward-looking statements involves risks and uncertainties, and future events and circumstances could differ significantly from those anticipated in the forward-looking statements. Any one of the following risks could harm our operating results or financial condition and could result in a significant decline in value of an investment in us. Further, additional risks and uncertainties that have not yet been identified or which we currently believe are immaterial may also harm our operating results and financial condition.

8

PLEASE CONSIDER THE FOLLOWING RISK FACTORS CAREFULLY PRIOR TO INVESTING IN OUR COMMON STOCK.

Because our auditors have issued a going concern opinion, there is substantial uncertainty we will continue activities in which case you could lose your investment.

Our auditors have issued a going concern opinion. This means that there is substantial doubt that we can continue as an ongoing business for the next twelve months. As such we may have to cease activities and you could lose your investment.

We have conducted an initial limited surface sampling program on the property.  Although limited in scope the results did not provide any evidence that commercially viable gold or silver was present on the property.

As of the date of this report the Company has expended $4,000 towards an initial limited surface sampling program.  The results of this program were not favorable and did not provide any evidence that there was commercially viable gold or silver on the property.  As such, additional proceeds (estimated at $60,000 to $75,000) will be required for further sampling and exploration to determine if any viable commercial mineralization is present on the property.  If we are not be able to raise the required funds to successfully complete additional work on the property any investment made into the Company would be lost in its entirety.

Because the probability of an individual prospect ever having reserves is extremely remote, any funds spent on exploration will probably be lost.

The probability of an individual prospect ever having reserves is extremely remote. In all probability the property does not contain any reserves that are commercially viable.  As such, any funds spent on exploration will probably be lost which result in a loss of your investment.

We currently do not have adequate funds to cover the costs associated with maintaining our status as a Reporting Company.

The Company currently has approximately $4,190 of cash available.  This amount will not be enough to pay the legal, accounting, and filing fees that is required to maintain our status as a reporting company, which is currently estimated at $25,000 for fiscal year 2009.  If we can no longer be a reporting company our common stock would no longer be eligible for quotation on the Over-the-Counter Bulletin Board.  This would result in there being no public market for an investor to trade our common stock and any investment made would be lost in its entirety.

We currently do not have adequate funds to comply with the expenditure requirements to maintain our option to acquire the mineral claim on the property.  If we are unable to comply with the terms of the Option/Purchase Agreement any funds invested in the Company would be lost in its entirety.

In order to continue to have the right to acquire the mineral rights for the property we are required to comply with terms of the Option/Purchase Agreement, as amended October 17, 2008, which requires us to expend an additional $6,000 on exploration by September 30, 2009.  We have limited funds and may not be able to comply with this requirement and loose our right to acquire the claim.  If this were to happen any investment made by an investor would be lost in its entirety.

9

Our management has no technical training and no experience in mineral activities and consequently our activities, earnings and ultimate financial success could be irreparably harmed.

Our management has no technical training and experience with exploring for, starting, and operating a mine. With no direct training or experience in these areas, management may not be fully aware of many of the specific requirements related to working within the industry. Management's decisions and choices may not take into account standard engineering or managerial approaches mineral exploration companies commonly use. Consequently, our activities, earnings and ultimate financial success could suffer irreparable harm due to management's lack of experience in the industry.

We lack an operating history and have losses which we expect to continue into the future. As a result, we may have to suspend or cease activities, which would result in a complete loss of any investment made into the Company.

We were incorporated on June 29, 2007 and we have not started our proposed business activities or realized any revenues. We have no operating history upon which an evaluation of our future success or failure can be made. As of December 31, 2008 our net loss since inception is $36,310.  Our ability to achieve and maintain profitability and positive cash flow is dependent upon

-our ability to locate a profitable mineral property;

-our ability to generate revenues; and

-our ability to reduce exploration costs.

Based upon current plans, we expect to incur operating losses in future periods. This will happen because there are expenses associated with the research and exploration of our mineral properties. As a result, we may not generate revenues in the future. Failure to generate revenues will cause us to suspend or cease activities.

Because title to the property is held in the name of another person, if he transfers the property to someone other than us, we will cease activities.

Title to the property upon which we intend to conduct exploration activities is not held in our name. Title to the property is recorded in the name of Mr. Patrick Orr. If Mr. Orr transfers the property to a third person, the third person will obtain good title and we will have nothing. If this should occur, we will subsequently not own any property and we will have to cease all exploration activities.

If we are able to complete financing through the sale of additional shares of our common stock in the future, then shareholders will experience dilution.

The most likely source of future financing presently available to us is through the sale of shares of our common stock. Any sale of common stock will result in dilution of equity ownership to existing shareholders. This means that if we sell shares of our common stock, more shares will be outstanding and each existing shareholder will own a smaller percentage of the shares then outstanding. To raise additional capital we may have to issue additional shares, which may substantially dilute the interests of existing shareholders. Alternatively, we may have to borrow large sums, and assume debt obligations that require us to make substantial interest and capital payments.

Because there is currently no public trading market for our common stock, you may not be able to resell your stock.

Although our common stock is quoted on the Over-the-Counter Bulletin Board (OTCBB) there is currently no public trading market for our common stock. Therefore there is no central place, such as stock exchange or electronic trading system to resell your shares.

10

There is currently no market for GoldPoint' common stock, but if a market for our common stock does develop, our stock price may be volatile.

There is currently no market for GoldPoint' common stock and there is no assurance that a market will develop. If a market develops, it is anticipated that the market price of GoldPoint' common stock will be subject to wide fluctuations in response to several factors including:

The ability to complete the development of GoldPoint’s anticipated exploration plan;

The market price of the commodities Goldpoint anticipates exploring and mining; and

The ability to hire and retain competent personal in the future.

Because our securities are subject to penny stock rules, you may have difficulty reselling your shares.

Our shares are penny stocks are covered by section 15(g) of the Securities Exchange Act of 1934 which imposes additional sales practice requirements on broker/dealers who sell the Company's securities including the delivery of a standardized disclosure document; disclosure and confirmation of quotation prices; disclosure of compensation the broker/dealer receives; and, furnishing monthly account statements. For sales of our securities, the broker/dealer must make a special suitability determination and receive from its customer a written agreement prior to making a sale. The imposition of the foregoing additional sales practices could adversely affect a shareholder's ability to dispose of his stock.

We are subject to the requirements of section 404 of the Sarbanes-Oxley Act. If we are unable to timely comply with section 404 or if the costs related to compliance are significant, our profitability, stock price and results of operations and financial condition could be materially adversely affected.

We are required to comply with the provisions of Section 404 of the Sarbanes-Oxley Act of 2002, which require us to maintain an ongoing evaluation and integration of the internal controls of our business. We were required to document and test our internal controls and certify that we are responsible for maintaining an adequate system of internal control procedures for the year ended December 31, 2007. In subsequent years, our independent registered public accounting firm will be required to opine on those internal controls and management’s assessment of those controls. In the process, we may identify areas requiring improvement, and we may have to design enhanced processes and controls to address issues identified through this review.

We evaluated our existing controls for the year ended December 31, 2007. Our Chief Executive Officer and Chief Financial Officer identified material weaknesses in our internal control over financial reporting and determined that DCT did not maintain effective internal control over financial reporting as of December 31, 2007. The identified material weaknesses did not result in material audit adjustments to our 2007 financial statements; however, uncured material weaknesses could negatively impact our financial statements for subsequent years.

We cannot be certain that we will be able to successfully complete the procedures, certification and attestation requirements of Section 404 or that our auditors will not have to report a material weakness in connection with the presentation of our financial statements. If we fail to comply with the requirements of Section 404 or if our auditors report such material weakness, the accuracy and timeliness of the filing of our annual report may be materially adversely affected and could cause investors to lose confidence in our reported financial information, which could have a negative affect on the trading price of our common stock. In addition, a material weakness in the effectiveness of our internal controls over financial reporting could result in an increased chance of fraud and the loss of customers, reduce our ability to obtain financing and require additional expenditures to comply with these requirements, each of which could have a material adverse effect on our business, results of operations and financial condition.

Further, we believe that the out-of-pocket costs, the diversion of management’s attention from running the day-to-day operations and operational changes caused by the need to comply with the requirements of Section 404 of the Sarbanes-Oxley Act could be significant. If the time and costs associated with such compliance exceed our current expectations, our results of operations could be adversely affected.

These risk factors, individually or occurring together, would likely have a substantially negative effect on GoldPoint' business and would likely cause it to fail.

11

FORWARD LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve risks and uncertainties. GoldPoint uses words such as anticipate, believe, plan, expect, future, intend and similar expressions to identify such forward-looking statements. You should not place too much reliance on these forward-looking statements. Actual results are most likely to differ materially from those anticipated in these forward-looking statements for many reasons, including the risks faced as described in this Risk Factors section and elsewhere in this prospectus.

ITEM 2.	PROPERTIES.

We own an option to the mineral exploration rights relating to a mineral claim.  (See “GoldPoint Claim Purchase/Option Agreement” above).  We do not own any real property interest in the claims or any other property.

The current address for the Company is 110 South Fairfax Avenue #A11-123, Los Angeles, CA 90036 Phone (213)590-7249, Fax (323)933-2324.

Other than the claim option agreement described above, GoldPoint does not have any investments or interests in any real estate.

ITEM 3.	LEGAL PROCEEDINGS.

GoldPoint Resources, Inc. is not currently a party to any legal proceedings. GoldPoint' agent for service of process in Nevada is:   InCorp Services, 3155 East Patrick Lane, Suite 1, Las Vegas Nevada 89120

ITEM 4.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

        None

PART II

ITEM 5.	MARKET FOR REGISTRANT'S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES.

As of date of this report the Company has 3,600,000 common shares issued and outstanding.  2,000,000 of these shares are held by the sole officer and director and 100,000 shares are held by Jameson Capital, LLC.  All of these shares are Restricted under Rule 144.  Although the Company’s common stock is eligible for quotation on the OTCBB, there is currently no market for GoldPoint’s common stock.  As such, investors in our common stock may never be able sell their shares.  Please see, “RISK FACTORS” contained herein.

Sales of Unregistered Securities.    We have sold securities within the past three years without registering the securities under the Securities Act of 1933 on two separate occasions.

On August 30, 2007 GoldPoint issued 2,000,000 shares of common stock for total consideration of $5,000.00 to Patrick Orr, current officer and director of the Company. The Company believes that this issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, as a transaction by an issuer not involving any public offering.

12

On August 30, 2007 GoldPoint issued 100,000 shares of common stock to Jameson Capital, LLC for services rendered to it. The Company believes that this issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, as a transaction by an issuer not involving any public offering.

Sales of Registered Securities.  None.

Please note that on December 28, 2007 the Company’s registration statement filed on Form SB-2 was deemed effective.  The Company registered 5,000,000 common shares to be sold to the public at a price of $0.02 per share. As of the date of this reporting period a total of 1,500,000 shares have been sold to approximately fifty-six (56) shareholders.

Issuer Purchases of Equity Securities.    None during the Fiscal Year 2008.

Dividends.    We did not declare or pay dividends during the Fiscal Year 2008 and do not anticipate declaring or paying dividends in fiscal year 2009.

ITEM 6.	SELECTED FINANCIAL DATA.

Summary of Financial Data

As of December 31, 2008

Revenues	$0

Operating Expenses	$(36,310)

Earnings (Loss)	$(36,310)

Total Assets	$4,190

Liabilities	$4,500

Shareholders’ Equity	$4,190

ITEM 7.	MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

The following discussion is intended to assist in the understanding and assessment of significant changes and trends related to the results of operations and financial condition of GoldPoint Resources, Inc. This discussion and analysis should be read in conjunction with our financial statements and notes thereto included elsewhere in this Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

13

Cautionary Statement

This notice is intended to take advantage of the "safe harbor" provided by the Private Securities Litigation Reform Act of 1995 with respect to forward-looking statements. Except for the historical information contained herein, the matters discussed should be considered forward-looking statements and readers are cautioned not to place undue reliance on those statements. The forward-looking statements in this discussion are made based on information available as of the date hereof and are subject to a number of risks and uncertainties that could cause the Company's actual results and financial position to differ materially from those expressed or implied in the forward-looking statements and to be below the expectations of public market analysts and investors. These risks and uncertainties include, but are not limited to, those discussed in "Item 1A.—Risk Factors" under the heading "Factors Affecting Future Operating Results". The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by applicable laws and regulations.

Critical Accounting Policies

The preparation of our consolidated financial statements and notes thereto requires management to make estimates and assumptions that affect the amounts and disclosures reported within those financial statements. On an ongoing basis, management evaluates its estimates, including those related to revenue recognition, contingencies, litigation and income taxes. Management bases its estimates and judgments on historical experiences and on various other factors believed to be reasonable under the circumstances. Actual results under circumstances and conditions different than those assumed could result in differences from the estimated amounts in the financial statements. There have been no material changes to these policies during fiscal 2008.  As of December 31, 2008 and 2008, the Company has not identified any critical estimates that are used in the preparation of the financial statements.

Executive Overview

Fiscal 2008 the focus of the Company was primarily on preparing and filing the registration statement on Form SB-2 in order to register 5,000,000 common shares to be sold as a direct offering to the public at a price of $0.02 per share to fund the anticipated exploration activities and maintain the status of the Company as a reporting company as defined by the Securities and Exchange Commission.  In addition, the Company had preliminary surface sampling conducted on the property, the results of the sampling program were not favorable and management concluded additional funds estimated up to $75,000 would be required for further exploratory activities to provide evidence of the presence of any commercially viable minerals on the property. Possibilities for the Company will be for management to gain funding for the continuation of exploration, acquire and evaluate new claims, merge with another Company, or other opportunities that management determines as best for the Company’s shareholders.

Shareholder Transaction

During the Fiscal year 2007, 2,000,000 shares of our Common Stock was purchased by our Chief Executive Officer/Director, Patrick Orr and Jameson Capital, LLC received 100,000 shares in lieu of services rendered in August 2008.  1,500,000 shares were sold pursuant to our registration statement at a fixed price of $0.02 per share.

·	The size of the Company's Board of Directors was determined to be one; and
·	Mr. Orr was elected as the sole member of the Board of Directors.

14

Fiscal 2008

Revenue.  The Company has not generated any revenues.  As of the December 31, 2008 the only proceeds received by the Company have been approximately $35,000 through the sale of its common stock.

Liquidity and Capital Resources

We will require significant amounts of working capital to begin the exploration process described herein and to pay expenses relating to maintaining the status of a reporting company including legal, accounting and filing fees.  We currently have $4,190 of cash available and we have current liabilities of $4,500.  We must raise additional proceeds of $31,000 over the course of the next twelve months in order to cover expenses related to maintaining its status as a reporting company (legal, auditing, and filing fees) estimated at $25,000 and $6,000 to cover additional exploration costs associated with maintaining the Company’s option to acquire the mineral rights on the property as described above.  There is no assurance we will receive the required financing to complete our business strategies.  Even if we are successful in raising proceeds from the offering we have no assurance that future financing will be available to us on acceptable terms. If financing is not available on satisfactory terms, we may be unable to continue, develop or expand our operations.  If we are unable to accomplish raising adequate funds then any it would be likely that any investment made into the Company would be lost in its entirety.

Off-Balance Sheet Arrangements

None

Contractual Obligations

Goldpoint Claim Purchase/Option Agreement

On August 30, 2007, (“the Company”) entered into an Option to Purchase Agreement (amended October 17, 2008) with Patrick Orr, our officer and director, who is the sole beneficial owner of 100% of the mineral claim identified as PAT #1 Lode Claim, Clark County, Eldorado Mining District located on August 4, 2007 by Mr. Orr.  The claim is in NE ¼ Section 15 T26S R64E.  The agreement grants the Company the exclusive right and option to acquire an undivided 100% of the right, title and interest in and to the claims upon satisfying certain terms and conditions.

The option to acquire the claim is contingent on the Company incurring exploration costs on the claims of a minimum of $10,000 on or before September 30, 2009; as well as the Company incurring exploration costs on the claims of a further $25,000 (for aggregate minimum exploration costs of $32,000) on or before September 30, 2010.  Upon exercise of the option, the Company agrees to pay the seller, Patrick Orr, our officer and director, the sum of $25,000 per annum, commencing January 1, 2011, for so long as the Company holds any interest in the claims.

ITEM 7A.	QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.

Our common stock is eligible for quotation on the OTCBB under the ticker symbol GPNT.  There currently is a market for our common stock.  We do not currently hold any market risk sensitive instruments entered into for hedging transaction risks related to foreign currencies. In addition, we have not entered into any transactions with derivative financial instruments for trading purposes.

15

ITEM 8.	FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.

Our financial statements appear beginning on page F-1, immediately following the signature page of this report.

On January 20, 2009 the Company filed on a Form 8-K information relating the surface sampling program that was conducted on the PAT#1 Lode claim located in Clark County Nevada.  The Company determined the results were not favorable and estimated at least an additional $60,000 to $75,000 would be required for additional exploration to determine the potential of the property.  In consideration of the estimated costs and the limited amount of funds currently available to the Company management is in the process of determining the future direction of the Company and once any decisions are made will make the announcement public.  Additional details of the surface sampling program are included in this report under Item I.

ITEM 9.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

None

ITEM 9A(T).	CONTROLS AND PROCEDURES.

Disclosure Controls and Procedures

Management of GoldPoint Resources is responsible for maintaining disclosure controls and procedures that are designed to ensure that information required to be disclosed in the reports that the Company files or submits under the Securities Exchange Act of 1934 (the “Exchange Act”) is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms. In addition, the disclosure controls and procedures must ensure that such information is accumulated and communicated to the Company’s management, including its Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required financial and other required disclosures.

At the end of the period covered by this report, an evaluation of the effectiveness of our disclosure controls and procedures (as defined in Rules 13(a)-15(e) and 15(d)-15(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)) was carried out under the supervision and with the participation of our Principal Executive Officer, Principal Financial and Accounting Officer, Patrick Orr. Based on his evaluation of our disclosure controls and procedures, he concluded that during the period covered by this report, such disclosure controls and procedures were not effective to detect the inappropriate application of US GAAP standards. This was due to deficiencies that existed in the design or operation of our internal control over financial reporting that adversely affected our disclosure controls and that may be considered to be “material weaknesses.”

GoldPoint Resources will continue to create and refine a structure in which critical accounting policies and estimates are identified, and together with other complex areas, are subject to multiple reviews by accounting personnel. In addition, GoldPoint will enhance and test our year-end financial close process. Additionally, GoldPoint’s audit committee will increase its review of our disclosure controls and procedures. Finally, we plan to designated individuals responsible for identifying reportable developments. We believe these actions will remediate the material weakness by focusing additional attention and resources in our internal accounting functions. However, the material weakness will not be considered remediated until the applicable remedial controls operate for a sufficient period of time and management has concluded, through testing, that these controls are operating effectively.

Management’s Annual Report on Internal Control over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over our financial reporting. Internal control over financial reporting is a process designed to provide reasonable assurance to our management and board of directors regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Our internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect our transactions; (ii) provide reasonable assurance that transactions are recorded as necessary for preparation of our financial statements; (iii) provide reasonable assurance that receipts and expenditures of company assets are made in accordance with management authorization; and (iv) provide reasonable assurance that unauthorized acquisition, use or disposition of company assets that could have a material effect on our financial statements would be prevented or detected on a timely basis.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because changes in conditions may occur or the degree of compliance with the policies or procedures may deteriorate.

Management assessed the effectiveness of our internal control over financial reporting as of December 31, 2008. This assessment is based on the criteria for effective internal control described in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. Based on its assessment, management concluded that our internal control over financial reporting as of December 31, 2008 was not effective in the specific areas described in the “Disclosure Controls and Procedures” section above and as specifically described in the paragraphs below.

16

As of December 31, 2008 the Principal Executive Officer/Principal Financial Officer identified the following specific material weaknesses in the Company’s internal controls over its financial reporting processes:

• Policies and Procedures for the Financial Close and Reporting Process — Currently there are no policies or procedures that clearly define the roles in the financial close and reporting process. The various roles and responsibilities related to this process should be defined, documented, updated and communicated. Failure to have such policies and procedures in place amounts to a material weakness to the Company’s internal controls over its financial reporting processes.

• Representative with Financial Expertise — For the year ending December 31, 2008, the Company did not have a representative with the requisite knowledge and expertise to review the financial statements and disclosures at a sufficient level to monitor the financial statements and disclosures of the Company. Failure to have a representative with such knowledge and expertise amounts to a material weakness to the Company’s internal controls over its financial reporting processes.

• Adequacy of Accounting Systems at Meeting Company Needs — The accounting system in place at the time of the assessment lacks the ability to provide high quality financial statements from within the system, and there were no procedures in place or built into the system to ensure that all relevant information is secure, identified, captured, processed, and reported within the accounting system. Failure to have an adequate accounting system with procedures to ensure the information is secure and accurately recorded and reported amounts to a material weakness to the Company’s internal controls over its financial reporting processes.

• Segregation of Duties — Management has identified a significant general lack of definition and segregation of duties throughout the financial reporting processes. Due to the pervasive nature of this issue, the lack of adequate definition and segregation of duties amounts to a material weakness to the Company’s internal controls over its financial reporting processes.

In light of the foregoing, once we have the adequate funds, management plans to develop the following additional procedures to help address these material weaknesses:

• GoldPoint will create and refine a structure in which critical accounting policies and estimates are identified, and together with other complex areas, are subject to multiple reviews by accounting personnel. In addition, we plan to enhance and test our month-end and year-end financial close process. Additionally, our audit committee will increase its review of our disclosure controls and procedures. We also intend to develop and implement policies and procedures for the financial close and reporting process, such as identifying the roles, responsibilities, methodologies, and review/approval process. We believe these actions will remediate the material weaknesses by focusing additional attention and resources in our internal accounting functions. However, the material weaknesses will not be considered remediated until the applicable remedial controls operate for a sufficient period of time and management has concluded, through testing, that these controls are operating effectively.

This annual report does not include an attestation report of our registered public accounting firm regarding internal control over financial reporting. Management’s report was not subject to attestation by our registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit us to provide only management’s report in this annual report.

This report shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section , and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Changes in Internal Controls

There have been no changes in our internal control over financial reporting that occurred during our fiscal quarter ended December 31, 2008 that have materially affected, or are reasonable likely to materially affect, our internal control over financial reporting.

ITEM 9B.	OTHER INFORMATION.

None

PART III

ITEM 10.	DIRECTORS AND EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE.

GoldPoint Resources, Inc.’s executive officer and director and his respective age as of December 31, 2008 are as follows:

Directors:

Name of Director	Age
Patrick Orr	27

Executive Officers:

Name of Officer	Age	Office
Patrick Orr	27	President, Chief Financial Officer

Name of Officer	Age	Office
James Orr	57	Corporate Secretary

The term of office for each director is one year, or until the next annual meeting of the shareholders.

17

Biographical Information

Set forth below is a brief description of the background and business experience of our officers and director for the past year.

Patrick Orr, President, Member of the Board of Directors

Mr. Patrick Orr is currently employed with Phoenix Realty Group and works out of the Los Angles California office.  He is an Administrative/Executive assistant his duties include compiling expense reports, merchandise ordering, organization of press and press releases, and tech support, along with the organization of due diligence information.  Prior to his current employment from 1999 to 2005 he worked for Starbucks Coffee Company as a Barista.  Mr. Orr obtained his Political Science degree from Whitworth University in Spokane, Washington in 2004.

James Orr, Corporate Secretary

Mr. James Orr was elected as Corporate Secretary on February 13, 2009.  Mr. Orr was an administrator, athletic director, certified teacher and coach from 1982 to 2008.   Mr. Orr graduated form Whitworth University, Spokane, WA in 1982 with a BA in education.

Both Patrick and James Orr will be able to spend up to 10 hours per week on the development of GoldPoint Resources, Inc. at no cost to the Company.

Significant Employees

We do not employ any non-officers who are expected to make a significant contribution to its business.

Family Relationships

James Orr and Patrick Orr are father and son.

GoldPoint’s Officers and Director has not been involved, during the past five years, in any bankruptcy proceeding, conviction or criminal proceedings; has not been subject to any order, judgment, or decree, not subsequently reversed or suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and has not been found by a court of competent jurisdiction, the Commission or the Commodity Futures trading Commission to have violated a federal or state securities or commodities law.

Compliance With Section 16(a) of the Exchange Act

Our shares of common stock are registered under the Exchange Act, and therefore our officers, directors and holders of more than 10% of our outstanding shares are subject to the provisions of Section 16(a) which requires them to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and our other equity securities.  Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.  No such forms were furnished to us during the fiscal year ended December 31, 2008.  The following reports were filed late, subsequent to December 31, 2008.

Name	Type	Filed

Patrick Orr	Form 3	02/24/2009
James Orr	Form 3	02/25/2009

Code of Ethics

We have adopted a Code of Ethics for our principal executive and financial officers.  Our Code of Ethics is filed as an Exhibit to this Annual Report, Exhibit 14.

Corporate Governance

Nominating Committee

We have not established a Nominating Committee because of our limited operations; and because we have only one director and two officers, we believe that we are able to effectively manage the issues normally considered by a Nominating Committee.

Audit Committee

We have has not established an Audit Committee because of our limited operations; and because we have only one director and two officers, we believe that we are able to effectively manage the issues normally considered by a Audit Committee.

18

ITEM 11.	EXECUTIVE COMPENSATION.

Summary Compensation Table

Name and principal position	Fiscal Year	Salary	Bonus	Other annual compensation	Restricted stock award(s)	Securities underlying options/ SARs	LTIP payouts	All other compensation
Patrick Orr Director, President	2007	0	0	0	0	0	0	0
	2008	0	0	0	0	0	0	0

There has been no cash payment paid to the executive officer for services rendered in all capacities to us for the period ended December 31, 2008. There has been no compensation awarded to, earned by, or paid to the executive officer by any person for services rendered in all capacities to us for the fiscal period ended December 31, 2008.  No compensation is anticipated within the next six months to any officer or director of the Company.

Stock Option Grants

GoldPoint did not grant any stock options to the executive officer during the most recent fiscal period ended December 31, 2008.  GoldPoint has also not granted any stock options to the executive officer of the Company.

ITEM 12.	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The following table provides the names and addresses of each person known to GoldPoint to own more than 5% of the outstanding common stock as of December 31, 2007 and by the officers and directors, individually and as a group. Except as otherwise indicated, all shares are owned directly.

Title of class	Name and address of beneficial owner	Amount of beneficial ownership	Percent of class
Common Stock	Patrick Orr 110 South Fairfax Avenue #A11-123 Los Angeles, CA 90036	2,000,000 shares	55.6%
Common Stock	James Orr 110 South Fairfax Avenue #A11-123 Los Angeles, CA 90036	10,000 shares	less than 1%
Common Stock	As a Group	2,010,000 shares	55.6%

The percent of class is based on 3,600,000 shares of common stock issued and outstanding as of December 31, 2008.

ITEM 13.	CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE.

During Fiscal Year 2008, there were no material transactions between the Company and any Officer, Director or related party other than the Option to Purchase the Claim by and between Patrick Orr and the Company described herein, none of the following parties has, since the date of incorporation, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us:

-The sole Officer and Director;

-Any person proposed as a nominee for election as a director;

-Any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to the outstanding shares of common stock;

-Any relative or spouse of any of the foregoing persons who have the same house as such person.

Any future transactions between us and our Officers, Directors, and Affiliates will be on terms no less favorable to us than can be obtained from unaffiliated third parties. Such transactions with such persons will be subject to approval of our Board of Directors.

ITEM 14.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

As of December 31, 2008 the Company has incurred auditing expenses of approximately $8,550 which includes bookkeeping and auditing services.  There were no other audit related services or tax fees incurred.

19

PART IV

ITEM 15.	EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

(a)	The following documents have been filed as a part of this Annual Report on Form 10-K.

1.	Financial Statements

2.	Financial Statement Schedules.
All schedules are omitted because they are not applicable or not required or because the required information is included in the Financial Statements or the Notes thereto.

3.	Exhibits.
The following exhibits are filed as part of, or incorporated by reference into, this Annual Report:

EXHIBIT
NUMBER	DESCRIPTION

3.1	Articles of Incorporation are incorporated herein by reference to Form SB-2, filed on December 13, 2007.

3.2	By-Laws Incorporation are incorporated herein by reference to Form SB-2, filed on December 13, 2007.

14	Code of Ethics

23.1	Consent of Accountant

31.1	8650 SECTION 302 CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

32.1	4700 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION

SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GOLDPOINT RESOURCES, INC.

By:	/s/ PATRICK ORR
PATRICK ORR
President
Chief Executive Officer
Chief Financial Officer
Chief Accounting Officer
Secretary, Director

Date: March 5, 2009

20

GOLDPOINT RESOURCES, INC.
(An Exploration Stage Enterprise)

FINANCIAL REPORTS

DECEMBER 31, 2008

F-1

Report of Independent Registered Public Accounting Firm

To the Board of Directors
Goldpoint Resources, Inc.
Los Angeles, California

We have audited the accompanying balance sheets of Goldpoint Resources, Inc. (An Exploration Stage Enterprise) as of December 31, 2008 and 2007 the related statements of operations, stockholders’ equity, and cash flows for the period June 29, 2007 (inception) through December 31, 2008.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly,   we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit  also  includes  assessing  the  accounting principles  used  and  significant  estimates  made  by  management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Goldpoint Resources, Inc. (An Exploration Stage Enterprise) as of December 31, 2008 and 2007 and the results of its operations and cash flows for period June 29, 2007 (inception) through December 31, 2008, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has limited operations and has no established source of revenue.  This raises substantial doubt about its ability to continue as a going concern. Management’s plan in regard to these matters is also described in Note 2.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Kyle L. Tingle, CPA, LLC

January 28, 2009
Las Vegas, Nevada

F-2

GOLDPOINT RESOURCES, INC
(An Exploration Stage Enterprise)
BALANCE SHEETS

	December 31,	December 31,
	2008	2007

ASSETS

CURRENT ASSETS
Cash	$4,190	$4,990
Total Current Assets	4,190	4,990

TOTAL ASSETS	$4,190	$4,990

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable	$4,500	$4,745
Total Current Liabilities	4,500	4,745

COMMITMENTS AND CONTINGENCIES	-	-

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, $0.001 par value;
50,000,000 shares authorized,
3,600,000 and 2,100,000 shares issued and outstanding,
respectively	3,600	2,100
Additional paid-in capital	32,400	3,900
Accumulated deficit	(36,310)	(5,755)
Total Stockholders' Equity (Deficit)	(310)	245

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)	$4,190	$4,990

See Accompanying Notes to Financial Statements

F-3

GOLDPOINT RESOURCES, INC
(An Exploration Stage Enterprise)
STATEMENTS OF OPERATIONS

			June 29, 2007
	Year Ended		(inception)
	December 31,	December 31,	to
	2008	2007	December 31, 2008

REVENUES	$-	$-	$-

OPERATING EXPENSES
Exploration expense	4,000	-	4,000
Professional fees	12,063	5,220	17,283
Consulting	8,000	-	8,000
General and administrative expenses	6,492	535	7,027
Total operating expenses	30,555	5,755	36,310

LOSS FROM OPERATIONS	(30,555)	(5,755)	(36,310)

LOSS BEFORE TAXES	(30,555)	(5,755)	(36,310)

INCOME TAX EXPENSE	-	-

NET LOSS	$(30,555)	$(5,755)	$(36,310)

NET LOSS PER COMMON SHARE,
BASIC AND DILUTED	$(0.01)	$(0.00)

WEIGHTED AVERAGE NUMBER
OF COMMON SHARES OUTSTANDING,
BASIC AND DILUTED	3,101,458	1,400,000

See Accompanying Notes to Financial Statements

F-4

GOLDPOINT RESOURCES, INC
(An Exploration Stage Enterprise)
STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)

				Additional		Total
		Common Stock		Paid-in	Accumulated	Stockholders'
	Date	Shares	Amount	Capital	Deficit	Equity (Deficit)

Common stock issued for cash
at $0.0025 per share	8/31/07	2,000,000	$2,000	$3,000	$-	$5,000

Common stock issued for services
at $0.0025 per share	8/31/07	100,000	100	900		1,000

Net loss for the year ended,
December 31, 2007					(5,755)	(5,755)

Balance, December 31, 2007		2,100,000	2,100	3,900	(5,755)	245

Common stock issued for cash
at $0.02 per share	2/19/08	105,000	105	1,995		2,100

Common stock issued for cash
at $0.02 per share	2/26/08	70,000	70	1,330		1,400

Common stock issued for cash
at $0.02 per share	2/28/08	207,500	208	3,943		4,151

Common stock issued for cash
at $0.02 per share	3/18/08	15,000	15	285		300

Common stock issued for cash
at $0.02 per share	3/19/08	70,000	70	1,330		1,400

Common stock issued for cash
at $0.02 per share	3/27/08	5,000	5	95		100

Common stock issued for cash
at $0.02 per share	4/1/08	290,000	290	5,510		5,800

Common stock issued for cash
at $0.02 per share	5/6/08	500,000	500	9,500		10,000

Common stock issued for cash
at $0.02 per share	8/26/08	60,000	60	1,140		1,200

Common stock issued for cash
at $0.02 per share	12/30/08	177,500	178	3,372		3,550

Net loss for the year ended
December 31, 2008					(30,555)	(30,555)

Balance December 31, 2008		3,600,000	$3,600	$32,400	$(36,310)	$(310)

See Accompanying Notes to Financial Statements

F-5

GOLDPOINT RESOURCES, INC
(An Exploration Stage Enterprise)
STATEMENTS OF CASH FLOWS

			June 29, 2007
	Year Ended		(inception)
	December 31,	December 31,	to
	2008	2007	December 31, 2008

CASH FLOWS FROM OPERATING ACTIVITIES:
Net gain (loss)	$(30,555)	$(5,755)	$(36,310)
Common stock issued for services	-	1,000	1,000
Adjustments to reconcile net loss to net cash			-
provided (used) by operating activities:			-
Accounts payable	(245)	4,745	4,500
Net cash provided (used) by operating activities	(30,800)	(10)	(30,810)

CASH FLOWS PROVIDED BY INVESTING ACTIVITIES:
	-	-	-
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
Common stock issued for cash	30,000	5,000	35,000
Net cash provided by financing activities	30,000	5,000	35,000

Net increase (decrease) in cash and cash equivalents	(800)	4,990	4,190

Cash at beginning of period	4,990	-	-

Cash at end of period	$4,190	$4,990	$4,190

SUPPLEMENTAL CASH FLOW DISCLOSURES:
Income taxes paid	$-	$-
Interest paid	$-	$-

See Accompanying Notes to Financial Statements

F-6

GOLDPOINT RESOURCES, INC.
(An Exploration Stage Enterprise)
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2008

NOTE 1 –BASIS OF PRESENTATION

Goldpoint Resources, Inc. (the “Company”) was incorporated on June 29, 2007 under the laws of the State of Nevada. The Company is in the initial exploration stage and was organized to engage in the business of natural resource exploration in the State of Nevada.   The Company currently has no operations or realized revenues from its planned principle business purpose and, in accordance with Statement of Financial Accounting Standard (SFAS) No. 7, “Accounting and Reporting by Development Stage Enterprises,” is considered an Exploration Stage Enterprise.

NOTE 2 –SIGNIFICANT ACCOUNTING POLICIES

Accounting Method
The Company uses the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Accounting Pronouncements
In May, 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 163, “Accounting for Financial Guarantee Insurance Contracts—an interpretation of FASB Statement No. 60” (SFAS 163). This Statement requires that an insurance enterprise recognize a claim liability prior to an event of default (insured event) when there is evidence that credit deterioration has occurred in an insured financial obligation. This Statement also clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement to be used to account for premium revenue and claim liabilities. Those clarifications will increase comparability in financial reporting of financial guarantee insurance contracts by insurance enterprises. This Statement requires expanded disclosures about financial guarantee insurance contracts. The accounting and disclosure requirements of the Statement will improve the quality of information provided to users of financial statements. This Statement is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years, except for some disclosures about the insurance enterprise’s risk-management activities. This Statement requires that disclosures about the risk-management activities of the insurance enterprise be effective for the first period (including interim periods) beginning after issuance of this Statement. Except for those disclosures, earlier application is not permitted.  The adoption of this statement will have no material effect on the Company’s financial condition or results of operations.

In May, 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 162, “The Hierarchy of Generally Accepted Accounting Principles” (SFAS No. 162). This Statement identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles (GAAP) in the United States (the GAAP hierarchy). The sources of accounting principles1 that are generally accepted are categorized in descending order of authority as follows:

F-7

GOLDPOINT RESOURCES, INC.
(An Exploration Stage Enterprise)
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2008

a. FASB Statements of Financial Accounting Standards and Interpretations, FASB Statement 133 Implementation Issues, FASB Staff Positions, and American Institute of Certified Public Accountants (AICPA) Accounting Research Bulletins and Accounting Principles Board Opinions that are not superseded by actions of the FASB

b. FASB Technical Bulletins and, if cleared2 by the FASB, AICPA Industry Audit and Accounting Guides and Statements of Position

c. AICPA Accounting Standards Executive Committee Practice Bulletins that have been cleared by the FASB, consensus positions of the FASB Emerging Issues Task Force (EITF), and the Topics discussed in Appendix D of EITF Abstracts (EITF D-Topics)

d. Implementation guides (Q&As) published by the FASB staff, AICPA Accounting Interpretations, AICPA Industry Audit and Accounting Guides and Statements of Position not cleared by the FASB, and practices that are widely recognized and prevalent either generally or in the industry.  The adoption of this statement will have no material effect on the Company’s financial condition or results of operations.

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities”, an amendment of SFAS No. 133. SFAS 161 applies to all derivative instruments and nonderivative instruments that are designated and qualify as hedging instruments pursuant to paragraphs 37 and 42 of SFAS 133 and related hedged items accounted for under SFAS 133. SFAS 161 requires entities to provide greater transparency through additional disclosures about how and why an entity uses derivative instruments, how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and how derivative instruments and related hedged items affect an entity’s financial position, results of operations, and cash flows. SFAS 161 is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2008. We do not expect that the adoption of SFAS 161 will have a material impact on our financial condition or results of operation.

Cash and Cash Equivalents
For purposes of the statement of cash flows, the Company considers all highly liquid investments and short-term debt instruments with original maturities of three months or less to be cash equivalents.  As of December 31, 2008 and 2007 the Company had no cash equivalents.

Earnings Per Share
Net loss per share is calculated in accordance with SFAS No. 128, “Earnings Per Share.”  The weighted-average number of common shares outstanding during each period is used to compute basic loss per share.  Diluted loss per share is computed using the weighted averaged number of shares and dilutive potential common shares outstanding.  Dilutive potential common shares are additional common shares assumed to be exercised.

Basic net loss per common share is based on the weighted average number of shares of common stock outstanding during 2008, 2007 and since inception.  As of December 31, 2008, 2007 and since inception, the Company had no dilutive potential common shares.

F-8

GOLDPOINT RESOURCES, INC.
(An Exploration Stage Enterprise)
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2008

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments
The Company's financial instruments as defined by Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," include cash, receivables, accounts payable and accrued expenses. All instruments are accounted for on a historical cost basis, which, due to the short maturity of these financial instruments, approximates fair value at December 31, 2008 and 2007.

SFAS No. 157, “Fair Value Measurements(“SFAS 157), define fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 establishes a three-tier fair value hierarchy which prioritizes the inputs used in measuring fair value as follows:

Level 1. Observable inputs such as quoted prices in active markets;

Level 2. Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

Level 3. Unobservable inputs in which there is little or no market data, which requires the reporting entity to develop its own assumptions.

The Company does not have any assets or liabilities measured at fair value on a recurring basis at December 31, 2008. The Company did not have any fair value adjustments for assets and liabilities measured at fair value on a nonrecurring basis during the year ended December 31, 2008.

F-9

GOLDPOINT RESOURCES, INC.
(An Exploration Stage Enterprise)
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2008

Going Concern
As shown in the accompanying financial statements, at December 31, 2008, the Company has limited cash, and an exploration stage accumulated deficit of $36,310. These factors indicate that the Company may be unable to continue in existence in the absence of receiving additional funding which raises substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments related to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

The Company estimates that approximately $60,000 to $75,000 is required to fund operations of the Company for the next 12 months assuming minimal exploration activities.  As disclosed in Note 6, testing on mineral claims were not favorable and the Company is evaluating whether to continue exploring the current mineral claims.  Management is committed to funding compliance costs required for the Company through loans while the direction of the Company is being evaluated.

Mineral Exploration and Development Costs
All exploration expenditures are expensed as incurred.  Significant property acquisition payments for active exploration properties are capitalized.  If no minable ore body is discovered, previously capitalized costs are expensed in the period the property is abandoned.  Expenditures to develop new mines, to define further mineralization in existing ore bodies, and to expand the capacity of operating mines, are capitalized and amortized on a unit of production basis over proven and probable reserves.

Should a property be abandoned, its capitalized costs are charged to operations.  The Company charges to operations the allocable portion of capitalized costs attributable to properties sold.  Capitalized costs are allocated to properties sold based on the proportion of claims sold to the claims remaining within the project area.

Mineral Properties
Costs of acquiring mineral properties are capitalized by project area upon purchase of the associated claims.  Costs to maintain the mineral rights and leases are expensed as incurred.  When a property reaches the production stage, the related capitalized costs will be amortized, using the units of production method on the basis of periodic estimates of ore reserves.

Mineral properties are periodically assessed for impairment of value and any diminution in value. As of December 31, 2008 and December 31, 2007, there was no impairment of mineral properties.

F-10

GOLDPOINT RESOURCES, INC.
(An Exploration Stage Enterprise)
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2008

Income Taxes
Income taxes are provided based upon the liability method of accounting pursuant to Statement of Financial Accounting Standards No. 109 “Accounting for Income Taxes.”  Under this approach, deferred income taxes are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end.  A valuation allowance is recorded against deferred tax assets if management does not believe the Company has met the “more likely than not” standard imposed by SFAS No. 109 to allow recognition of such an asset. See Note 5.

Effective November 1, 2007, the Company adopted the Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109 (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Additionally, FIN 48 provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. The adoption of FIN 48 did not have a material impact on the Company’s financial position, results of operation or liquidity.  The current Company policy classifies any interest recognized on an underpayment of income taxes as interest expense and classifies any statutory penalties recognized on a tax position taken as selling, general and administrative expense.

The Company has not taken a tax position that, if challenged, would have a material effect on the financial statements for the twelve-months ended March 31, 2008, or during the prior three years applicable under FIN 48.

As a result of the adoption of FIN 48, we did not recognize any adjustment to the liability for uncertain tax position and therefore did not record any adjustment to the beginning balance of accumulated deficit on the consolidated balance sheet.

At December 31, 2008 the Company had deferred tax assets calculated at an expected rate of 35% of approximately $12,700 principally arising from net operating loss carryforwards for income tax purposes. As management of the Company cannot determine that it is more likely than not that the Company will realize the benefit of the deferred tax asset, a valuation allowance equal to the deferred tax asset has been established at December 31, 2008. The significant components of the deferred tax asset at December 31, 2008 and 2007 are as follows:

	December 31, 2008	December 31, 2007
Net operating loss carryforward	$36,310	$5,755

Deferred tax asset	$12,708	$2,014
Deferred tax asset valuation allowance	(12,708)	(2,014)
Net deferred tax asset	$-	$-

At December 31, 2008, the Company has net operating loss carryforwards of approximately $36,310, which begin to expire in the year 2027. The change in the allowance account from December 31, 2007 to December 31, 2008 was $10,694.

F-11

GOLDPOINT RESOURCES, INC.
(An Exploration Stage Enterprise)
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2008

NOTE 3 – MINERAL PROPERTIES

On August 30, 2007 and amended October 17, 2008, the Company entered into an “Option to Purchase Agreement” (option agreement) with its President to purchase 100% undivided interest in the Lode mining claim PAT # 1 located in the Eldorado Canyon Mining District, Clark County, Nevada.

The Company, according to the option agreement as amended October 17, 2008, must complete exploration expenditure of $10,000 on or before September 30, 2009. Also, the agreement requires an additional $25,000 of completed exploration expenditures on or before September 30, 2010 for an aggregate minimum exploration expenses of $35,000.

Upon exercise of the option the Company agrees to pay the President, commencing January 1, 2011, the sum of $25,000 per annum for as long as the Company holds any interest in the Claims.

As of December 31, 2008 the Company has incurred $4,000 toward the exploration expenditures required by the option agreement.

NOTE 4 – STOCKHOLDERS’ EQUITY

Preferred stock
 The Company has no preferred stock

Common Stock
 The Company’s capitalization is 50,000,000 common shares with a par value of $0.001 per share.

On August 31, 2007, the Company issued 2,000,000 common shares at $0.0025 per share to the sole director and President of the Company for cash proceeds of $5,000 and 100,000 shares to Jameson Capital, LLC for services rendered at a value of $1,000.

During the year ended December 31, 2008 the Company has sold 1,500,000 shares at $0.02 per share, for total proceeds of $30,000 through its registered offering.

NOTE 5 – RELATED PARTY TRANSACTIONS

The Company neither owns nor leases any real or personal property.  An officer or resident agent of the corporation provides office services without charge.  Such costs are immaterial to the financial statements and accordingly, have not been reflected therein.  The officers and directors for the Company are involved in other business activities and may, in the future, become involved in other business opportunities.  If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interest.  The Company has not formulated a policy for the resolution of such conflicts.

F-12

GOLDPOINT RESOURCES, INC.
(An Exploration Stage Enterprise)
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2008

NOTE 6 – SUBSEQUENT EVENTS

On January 20, 2009 the Company filed on a Form 8-K information relating the surface sampling program that was conducted on the PAT#1 Lode claim located in Clark County Nevada.  The Company determined the results were not favorable and estimated at least an additional $60,000 to $75,000 would be required for additional exploration to determine the potential of the property.  In consideration of the estimated costs and the limited amount of funds currently available to the Company management is in the process of determining the future direction of the Company and once any decisions are made will make the announcement public.  Possibilities for the Company will be for management to gain funding for the continuation of exploration, acquire and evaluate new claims, merge with another Company, or other opportunities that management determines as best for the Company’s shareholders.

F-13

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

(X )	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITES EXCHANGE ACT OF 1934

For the quarter period ended March 31, 2009

( )	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE EXCHANGE ACT

For the transition period from to

Commission File number 000-53452

GOLDPOINT RESOURCES, INC.
(Exact name of small business issuer as specified in its charter)

Nevada	75-3250686
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

110 South Fairfax Avenue, #A11-123, Los Angeles, CA 90036
(Address of principal executive offices)

213-590-7249
(Issuer’s telephone number)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the registrant (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  Yes [X] No

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a small reporting company. See definition of “large accelerated filer”, “accelerated filer” and “small reporting company” Rule 12b-2 of the Exchange Act.

Large accelerated	[ ]	Accelerated filer	[ ]

Non-accelerated filer	[ ]	Small reporting company	[X]
(Do not check if a small reporting company)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act)        Yes [X]   No   [   ]

APPLICABLE ONLY TO ISSUERS INVOLVED IN BANKRUPTCY
PROCEEDINGS DURING THE PROCEDING FIVE YEARS

Indicate by check mark whether the registrant has filed all documents and reports required to be filed by Section 12, 13 or 15(d) of the Securities Exchange Act of 1934 after the distribution of securities subsequent to the distribution of securities under a plan confirmed by a court.  Yes ☐ No ☐

APPLICABLE ONLY TO CORPORATE ISSUERS

Indicate the number of shares outstanding of each of the issuer’s classes of common stock, as of the latest practicable date:

May 12, 2009: 3,600,000 common shares with a par value of $0.001 per share

2

PART 1 – FINANCIAL INFORMATION

ITEM 1.  FINANCIAL STATEMENTS

The accompanying balance sheets of GoldPoint Resources, Inc. (a pre-exploration stage company) at March 31, 2009 (with comparative figures as at December 31, 2008) and the statement of operations for the three months ended March 31, 2009 and 2008 and for the period from August 29, 2007 (date of incorporation) to March 31, 2009 and the statement of cash flows for the three months ended March 31, 2009 and 2008 and for the period from August 29, 2007 (date of incorporation) to March 31, 2009 have been prepared by the Company’s management in conformity with accounting principles generally accepted in the United States of America.  In the opinion of management, all adjustments considered necessary for a fair presentation of the results of operations and financial position have been included and all such adjustments are of a normal recurring nature.

Operating results for the quarter ended March 31, 2009 are not necessarily indicative of the results that can be expected for the year ending December 31, 2009.

3

GOLDPOINT RESOURCES, INC
(An Exploration Stage Enterprise)
BALANCE SHEETS

	March 31,	December 31,
	2009	2008
	(unaudited)
ASSETS

CURRENT ASSETS
Cash	$-	$4,190
Total Current Assets	-	4,190

TOTAL ASSETS	$-	$4,190

LIABILITIES AND STOCKHOLDERS' (DEFICIT)

CURRENT LIABILITIES
Accounts payable	$4,450	$4,500
Check in excess of bank balance	545	-
Total Current Liabilities	4,995	4,500

COMMITMENTS AND CONTINGENCIES	-	-

STOCKHOLDERS' (DEFICIT)
Common stock, $0.001 par value;
50,000,000 shares authorized,
3,600,000 shares issued and outstanding at March 31,
2009 and December 31, 2008, respectively	3,600	3,600
Additional paid-in capital	32,400	32,400
Accumulated deficit	(40,995)	(36,310)
Total Stockholders' (Deficit)	(4,995)	(310)

TOTAL LIABILITIES AND
STOCKHOLDERS' (DEFICIT)	$-	$4,190

See accompanying condensed notes to these interim financial statements.

4

GOLDPOINT RESOURCES, INC
(An Exploration Stage Enterprise)
STATEMENTS OF OPERATIONS

			June 29, 2007
	Three Months Ended		(inception)
	March 31,	March 31,	to
	2009	2008	March 31, 2009
	(unaudited)	(unaudited)	(unaudited)

REVENUES	$-	$-	$-

OPERATING EXPENSES
Exploration expense	48	-	4,048
Professional fees	3,950	2,860	21,233
Consulting	-	-	8,000
General and administrative expenses	687	-	7,714
Total operating expenses	4,685	2,860	40,995

LOSS FROM OPERATIONS	(4,685)	(2,860)	(40,995)

LOSS BEFORE TAXES	(4,685)	(2,860)	(40,995)

INCOME TAX EXPENSE	-	-	-

NET LOSS	$(4,685)	$(2,860)	$(40,995)

NET LOSS PER COMMON SHARE,
BASIC AND DILUTED	$(0.00)	$(0.00)

WEIGHTED AVERAGE NUMBER
OF COMMON SHARES OUTSTANDING,
BASIC AND DILUTED	3,600,000	2,258,901

See accompanying condensed notes to these interim financial statements.

5

GOLDPOINT RESOURCES, INC
(An Exploration Stage Enterprise)
STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)

			Additional		Total
	Common Stock		Paid-in	Accumulated	Stockholders'
	Shares	Amount	Capital	Deficit	Equity (Deficit)

Common stock issued for cash
at $0.0025 per share	2,000,000	$2,000	$3,000	$-	$5,000

Common stock issued for services
at $0.0025 per share	100,000	100	900	-	1,000

Net loss for the year ended,
December 31, 2007	-	-	-	(5,755)	(5,755)

Balance, December 31, 2007	2,100,000	2,100	3,900	(5,755)	245

Common stock issued for cash
at $0.02 per share	1,500,000	1,500	28,500	-	30,000

Net loss for the year ended					-
December 31, 2008	-	-	-	(30,555)	(30,555)

Balance December 31, 2008	3,600,000	$3,600	$32,400	$(36,310)	$(310)

Net loss for the period ended					-
March 31, 2009	-	-	-	(4,685)	(4,685)

Balance March 31, 2009	3,600,000	$3,600	$32,400	$(40,995)	$(4,995)

See accompanying condensed notes to these interim financial statements.

6

GOLDPOINT RESOURCES, INC
(An Exploration Stage Enterprises)
STATEMENTS OF CASH FLOWS

			June 29, 2007
	Three Months Ended		(inception)
	March 31,	March 31,	to
	2009	2008	March 31, 2009
	(unaudited)	(unaudited)	(unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net gain (loss)	$(4,685)	$(2,860)	$(40,995)
Common stock issued for services	-	-	1,000
Adjustments to reconcile net loss to net cash
provided (used) by operating activities:
Accounts payable	(50)	(885)	4,450
Checks in excess of bank balance	545	-	545
Net cash provided (used) by operating activities	(4,190)	(3,745)	(35,000)

CASH FLOWS PROVIDED BY INVESTING ACTIVITIES:
	-	-	-
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
Common stock issued for cash	-	9,450	35,000
Net cash provided by financing activities	-	9,450	35,000

Net increase (decrease) in cash and cash equivalents	(4,190)	5,705	-

Cash at beginning of period	4,190	4,990	-

Cash at end of period	$-	$10,695	$-

SUPPLEMENTAL CASH FLOW DISCLOSURES:
Income taxes paid	$-	$-
Interest paid	$-	$-

See accompanying condensed notes to these interim financial statements.

7

GOLDPOINT RESOURCES, INC.
(An Exploration Stage Enterprise)
NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2009

NOTE 1 –BASIS OF PRESENTATION

The unaudited financial statements have been prepared by the Company, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to such SEC rules and regulations; nevertheless, the Company believes that the disclosures are adequate to make the information presented not misleading. These financial statements and the notes attached hereto should be read in conjunction with the financial statements and notes included in the Company’s Form 10-K, which was filed with the SEC on March 5, 2009. In the opinion of the Company, all adjustments, including normal recurring adjustments necessary to present fairly the financial position of Goldpoint Resources, Inc., as of March 31, 2009 and the results of its operations and cash flows for the three months then ended, have been included. The results of operations for the interim period are not necessarily indicative of the results for the full year.

Goldpoint Resources, Inc. (the “Company”) was incorporated on June 29, 2007 under the laws of the State of Nevada. The Company is in the initial exploration stage and was organized to engage in the business of natural resource exploration in the State of Nevada.   The Company currently has no operations or realized revenues from its planned principle business purpose and, in accordance with Statement of Financial Accounting Standard (SFAS) No. 7, “Accounting and Reporting by Development Stage Enterprises,” is considered an Exploration Stage Enterprise.

NOTE 2 –SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of Goldpoint Resources, Inc. is presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management, which is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America, and have been consistently applied in the preparation of the financial statements.

Accounting Method
The Company uses the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Accounting Pronouncements
In May, 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 163, “Accounting for Financial Guarantee Insurance Contracts—an interpretation of FASB Statement No. 60” (SFAS 163). This Statement requires that an insurance enterprise recognize a claim liability prior to an event of default (insured event) when there is evidence that credit deterioration has occurred in an insured financial obligation. This Statement also clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement to be used to account for premium revenue and claim liabilities. Those clarifications will increase comparability in financial reporting of financial guarantee insurance contracts by insurance enterprises. This Statement requires expanded disclosures about financial guarantee insurance contracts. The accounting and disclosure requirements of the Statement will improve the quality of information provided to users of financial statements. This Statement is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years, except for some disclosures about the insurance enterprise’s risk-management activities. This Statement requires that disclosures about the risk-management activities of the insurance enterprise be effective for the first period (including interim periods) beginning after issuance of this Statement. Except for those disclosures, earlier application is not permitted.  The adoption of this statement will have no material effect on the Company’s financial condition or results of operations.

8

GOLDPOINT RESOURCES, INC.
(An Exploration Stage Enterprise)
NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2009

In May, 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 162, “The Hierarchy of Generally Accepted Accounting Principles” (SFAS No. 162). This Statement identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles (GAAP) in the United States (the GAAP hierarchy). The sources of accounting principles1 that are generally accepted are categorized in descending order of authority as follows:

a. FASB Statements of Financial Accounting Standards and Interpretations, FASB Statement 133 Implementation Issues, FASB Staff Positions, and American Institute of Certified Public Accountants (AICPA) Accounting Research Bulletins and Accounting Principles Board Opinions that are not superseded by actions of the FASB

b. FASB Technical Bulletins and, if cleared2 by the FASB, AICPA Industry Audit and Accounting Guides and Statements of Position

c. AICPA Accounting Standards Executive Committee Practice Bulletins that have been cleared by the FASB, consensus positions of the FASB Emerging Issues Task Force (EITF), and the Topics discussed in Appendix D of EITF Abstracts (EITF D-Topics)

d. Implementation guides (Q&As) published by the FASB staff, AICPA Accounting Interpretations, AICPA Industry Audit and Accounting Guides and Statements of Position not cleared by the FASB, and practices that are widely recognized and prevalent either generally or in the industry.  The adoption of this statement will have no material effect on the Company’s financial condition or results of operations.

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities”, an amendment of SFAS No. 133. SFAS 161 applies to all derivative instruments and nonderivative instruments that are designated and qualify as hedging instruments pursuant to paragraphs 37 and 42 of SFAS 133 and related hedged items accounted for under SFAS 133. SFAS 161 requires entities to provide greater transparency through additional disclosures about how and why an entity uses derivative instruments, how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and how derivative instruments and related hedged items affect an entity’s financial position, results of operations, and cash flows. SFAS 161 is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2008. We do not expect that the adoption of SFAS 161 will have a material impact on our financial condition or results of operation.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments and short-term debt instruments with original maturities of three months or less to be cash equivalents.  As of March 31, 2009 and December 31, 2008, the Company did not have any cash equivalents.

9

GOLDPOINT RESOURCES, INC.
(An Exploration Stage Enterprise)
NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2009

Earnings Per Share
The Company has adopted Statement of Financial Accounting Standards No. 128, which provides for calculation of "basic" and "diluted" earnings per share. Basic earnings per share includes no dilution and is computed by dividing net income (loss) available to common shareholders by the weighted average common shares outstanding for the period. Diluted earnings per share reflect the potential dilution of securities that could share in the earnings of an entity similar to fully diluted earnings per share.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments
The Company's financial instruments as defined by Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," ("SFAS 107")include cash, receivables, accounts payable and accrued expenses. All instruments are accounted for on a historical cost basis, which, due to the short maturity of these financial instruments, approximates fair value at March 31, 2009 and 2008.

SFAS No. 157, “Fair Value Measurements" ("SFAS 157"), define fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 establishes a three-tier fair value hierarchy which prioritizes the inputs used in measuring fair value as follows:

Level 1. Observable inputs such as quoted prices in active markets;

Level 2. Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

Level 3. Unobservable inputs in which there is little or no market data, which requires the reporting entity to develop its own assumptions.

The Company does not have any assets or liabilities measured at fair value on a recurring basis at March 31, 2009. The Company did not have any fair value adjustments for assets and liabilities measured at fair value on a nonrecurring basis during the period ended March 31, 2009.

10

GOLDPOINT RESOURCES, INC.
(An Exploration Stage Enterprise)
NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2009

Going Concern
These financial statements have been prepared assuming the Company will continue as a going concern, which contemplates, among other things, the realization of assets and liabilities in the normal course of business. The Company commenced operations on June 29, 2007 and has not realized revenues since inception. The Company has a deficit accumulated to the period ended March 31, 2009 in the amount of $40,995. The ability of the Company to continue as a going concern is dependent on raising capital to fund its business plan and ultimately to attain profitable operations. Accordingly, these factors raise substantial doubt as to the Company’s ability to continue as a going concern.  The financial statements do not include any adjustments related to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

The Company estimates that approximately $60,000 to $75,000 is required to fund operations of the Company for the next 12 months assuming minimal exploration activities.

Mineral Exploration and Development Costs
All exploration expenditures are expensed as incurred.  Significant property acquisition payments for active exploration properties are capitalized.  If no minable ore body is discovered, previously capitalized costs are expensed in the period the property is abandoned.  Expenditures to develop new mines, to define further mineralization in existing ore bodies, and to expand the capacity of operating mines, are capitalized and amortized on a unit of production basis over proven and probable reserves.

Should a property be abandoned, its capitalized costs are charged to operations.  The Company charges to operations the allocable portion of capitalized costs attributable to properties sold.  Capitalized costs are allocated to properties sold based on the proportion of claims sold to the claims remaining within the project area.

Mineral Properties
Costs of acquiring mineral properties are capitalized by project area upon purchase of the associated claims.  Costs to maintain the mineral rights and leases are expensed as incurred.  When a property reaches the production stage, the related capitalized costs will be amortized, using the units of production method on the basis of periodic estimates of ore reserves.

Income Taxes
Income taxes are provided for using the liability method of accounting in accordance with SFAS No. 109 “Accounting for Income Taxes,” and clarified by FIN 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109.”  A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting.  Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis.  Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.  Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws and rates on the date of enactment.

11

GOLDPOINT RESOURCES, INC.
(An Exploration Stage Enterprise)
NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2009

At March 31, 2009 the Company had deferred tax assets calculated at an expected rate of 34% of approximately $13,900 principally arising from net operating loss carryforwards for income tax purposes. As management of the Company cannot determine that it is more likely than not that the Company will realize the benefit of the deferred tax asset, a valuation allowance equal to the deferred tax asset has been established at March 31, 2009. The significant components of the deferred tax asset at March 31, 2009 and December 31, 2008 were as follows:

	March 31, 2009	December 31, 2008
Net operating loss carryforward	$40,995	$36,310

Deferred tax asset	$13,938	$12,345
Deferred tax asset valuation allowance	(13,938)	(12,345)
Net deferred tax asset	$-	$-

At March 31, 2009, the Company has net operating loss carryforwards of approximately $40,900, which begin to expire in the year 2027. The change in the allowance account from December 31, 2008 to March 31, 2009 was $2,103.

NOTE 3 – MINERAL PROPERTIES

On August 30, 2007 the Company entered into an “Option to Purchase Agreement” (option agreement) with its President to purchase 100% undivided interest in the Lode mining claim PAT # 1 located in the Eldorado Canyon Mining District, Clark County, Nevada.  The agreement was amended on October 17, 2008 by the parties and grants the Company the exclusive right and option to acquire an undivided 100% of the right, title and interest in and to the claims upon satisfying certain terms and conditions as follows:

The option to acquire the claim is contingent on the Company incurring exploration costs on the claims of a minimum of $10,000 on or before September 30, 2009; as well as the Company incurring exploration costs on the claims of a further $25,000 (for aggregate minimum exploration costs of $32,000) on or before September 30, 2010.  Upon exercise of the option, the Company agrees to pay the seller, Patrick Orr, our officer and director, the sum of $25,000 per annum, commencing January 1, 2011, for so long as the Company holds any interest in the claims

As of March 31, 2009 the Company has incurred $4,000 toward the exploration expenditures required by the option agreement.

12

GOLDPOINT RESOURCES, INC.
(An Exploration Stage Enterprise)
NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2009

NOTE 4 – STOCKHOLDERS’ EQUITY

Preferred stock
 The Company has no preferred stock

Common Stock
 The Company’s capitalization is 50,000,000 common shares with a par value of $0.001 per share.

On August 31, 2007, the Company issued 2,000,000 common shares at $0.0025 per share to the sole director and President of the Company for cash proceeds of $5,000 and 100,000 shares to Jameson Capital, LLC for services rendered at a value of $1,000.

During the year ended December 31, 2008 the Company has sold 1,500,000 shares at $0.02 per share, for total proceeds of $30,000 through its registered offering.

During the period ended March 31, 2009 the Company did not sell any shares of common stock.

13

ITEM 2.  MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS

The following discussion should be read in conjunction with the information contained in the financial statements of GoldPoint Resources, Inc. (“GPNT”) and the notes which form an integral part of the financial statements which are attached hereto.

The financial statements mentioned above have been prepared in conformity with accounting principles generally accepted in the United States of America and are stated in United States dollars.

GPNT is a start-up, pre-exploration stage company, incorporated in the State of Nevada on August 29, 2007 and with a fiscal year end of December 31.   We have no subsidiaries, affiliated companies or joint venture partners.

Our business is the search for gold and related minerals. Our planned exploration work is exploratory in nature.  We have not generated any operating revenues since inception.  We have an Option to Purchase Agreement by and between our current officer and director, Patrick Orr, that grants the Company the exclusive right and option to acquire an undivided 100% of the right, title and interest in and to the claim upon satisfying certain terms and conditions as follows:  The option to acquire the claim is contingent on the Company incurring exploration costs on the claims of a minimum of $10,000 on or before September 30, 2009; as well as the Company incurring exploration costs on the claims of a further $25,000 (for aggregate minimum exploration costs of $32,000) on or before September 30, 2010.  Upon exercise of the option, the Company agrees to pay the seller, Patrick Orr, our officer and director, the sum of $25,000 per annum, commencing January 1, 2011, for so long as the Company holds any interest in the claims. To date, we have spent approximately $4,000 in preliminary surface sampling, which did not yield favorable results; we have not discovered any ores or reserves on the Claim. We have incurred losses since inception and we must raise additional capital to fund our operations.  There is no assurance we will be able to raise this capital.  The Company disclosed in its 2008 annual report filed on Form 10-K that based upon the results from the recent sampling program, and the expenses associated with continuing any exploration on the property, management has concluded in the interest of its shareholders that it must reevaluate the business strategy of the Company.

Principal Office

Our administrative office is located at 110 South Fairfax Avenue, #A11-123, Los Angeles, CA 90036.  Our telephone number is 213-590-7249.

Other information

GPNT has 3,600,000 shares outstanding.

GPNT is responsible for filing various forms with the United States Securities and Exchange Commission (the “SEC”) such as Form 10K and Form 10Qs.  The shareholders may read and copy any material filed by GPNT with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC, 20549.   The shareholders may obtain information on the operations of the Public Reference Room by calling the SEC at 1-800-SEC-0330.   The SEC maintains an Internet site that contains reports, proxy and information statements, and other information which GPNT has filed electronically with the SEC by assessing the website using the following address:  http://www.sec.gov.   GPNT has no website at this time.

Planned Business

The following discussion should be read in conjunction with the information contained in the financial statements of GPNT and the notes, which forms an integral part of the financial statements, which are attached hereto.

14

DESCRIPTION OF THE PROPERTY

We own no property; we have an Option to Purchase Agreement by and between our current officer and director, Patrick Orr, that grants the Company the exclusive right and option to acquire an undivided 100% of the right, title and interest in and to the claim upon satisfying certain terms and conditions.

 Plan of Operation

To date we have conducted preliminary surface sampling on the property with expenditures of $4,000.   The results from the limited sample program indicated that the property had a very low potential for any commercial viable gold or silver mineral deposit.  As such, additional exploration will be required in order to identify if there is any potential for commercial viable minerals on the property.  The additional exploration would likely require geochemical and geophysical sampling programs along with a preliminary geological mapping program in order to identify the resource potential of the property.  The estimated cost to accomplish the additional exploration has been estimated at $60,000 to $75,000.

Based upon the sampling program that was conducted and the expenses associated with continuing any exploration on the property management concluded it was in the best interest of its shareholders to reevaluate the business strategy of the Company.  Possibilities for the Company will be for management to gain funding for the continuation of exploration, acquire and evaluate new claims, merge with another Company, or other opportunities that management determines as best for the Company’s shareholders.

Subsequent to the first quarter ended March 31, 2009, on April 23, 2009 management announced that GPNT was in preliminary discussions to be acquired by a closely held company via a reverse acquisition. Management believes given the current financial condition of GPNT and the results of the sampling conducted a reverse acquisition is reasonable and provides potential opportunity to provide shareholder value. There can be no guarantee or assurance that management will be successful in accomplishing the above possibility.  Investors must be aware that failure to do so would result in a complete loss of any investment made into the Company.

Competitive Factors

The mining industry is highly fragmented. We are competing with many other exploration companies looking for gold and silver. We are among the smallest exploration companies in existence and are an infinitely small participant in the mining business that is the cornerstone of the founding and early stage development of the mining industry. While we generally compete with other exploration companies, there is no competition for the exploration or removal of minerals from our claims.

Regulations

Exploration activities are subject to various national, state,  and local laws and regulations, which govern prospecting, development, mining, production, exports, taxes, labor standards, occupational health, waste disposal, protection of the environment, mine safety, hazardous substances and other matters. We believe that we are currently are in compliance in all material respects with applicable mining, health, safety and environmental statutes and the regulations.

Our exploration activities are subject to various federal, state and local laws and regulations governing protection of the environment. These laws are continually changing and, as a general matter, are becoming more restrictive. Our policy is to conduct business in a way that safeguards public health and the environment. We believe that our exploration activities are conducted in material compliance with applicable laws and regulations. Changes to current local, state or federal laws and regulations in the jurisdictions where we operate could require additional capital expenditures and increased operating and/or reclamation costs. Although we are unable to predict what additional legislation, if any, might be proposed or enacted, additional regulatory requirements could render certain exploration activities uneconomic.

15

Employees

At present, we have no employees as such although each of our officers and directors devotes a portion of his time to the affairs of the Company.  None of our officers and directors has an employment agreement with us. We presently do not have pension, health, annuity, insurance, profit sharing or similar benefit plans; however, we may adopt such plans in the future. There are presently no benefits available to any employee.

Investment Policies

GPNT does not have an investment policy at this time.  Any excess funds it has on hand will be deposited in interest bearing notes such as term deposits or short term money instruments. There are no restrictions on what the director is able to invest or additional funds held by GPNT.   Presently GPNT does not have any excess funds to invest.

Since we have had very minimal business activity, it is the opinion of management that the most meaningful financial information relates primarily to current liquidity and solvency.   As at March 31, 2009, we had no available cash on hand and a working capital deficiency of $40,995.   The Company will require cash injections of approximately $31,000 to enable the Company to meet its anticipated expenses over the next twelve months, including carrying out our planned exploration work.  Unless we raise additional funds immediately, we will be faced with a working capital deficiency that may result in the failure of our business, resulting in a complete loss of any investment made into the Company.  Our future financial success will be dependent on the success of obtaining capital.

Our financial statements contained herein have been prepared on a going concern basis, which assumes that we will be able to realize our assets and discharge our obligations in the normal course of business. We incurred a net loss for the period from the inception of our business on August 29, 2007 to March 31, 2009, of $40,995. We did not earn any revenues during the aforementioned period.

Critical Accounting Policies.   Our discussion and analysis of its financial condition and results of operations, including the discussion on liquidity and capital resources, are based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an ongoing basis, management re-evaluates its estimates and judgments.  The going concern basis of presentation assumes we will continue in operation throughout the next fiscal year and into the foreseeable future and will be able to realize our assets and discharge our liabilities and commitments in the normal course of business. Certain conditions, discussed below, currently exist which raise substantial doubt upon the validity of this assumption. The financial statements do not include any adjustments that might result from the outcome of the uncertainty.

Our intended exploration activities are dependent upon our ability to obtain third party financing in the form of debt and equity and ultimately to generate future profitable exploration activity or income from its investments. As of March 31, 2009, we have not generated revenues, and have experienced negative cash flow from minimal exploration activities. We may look to secure additional funds through future debt or equity financings. Such financings may not be available or may not be available on GPNT terms.

Trends.   We are in the pre-explorations stage and have not generated any revenue and have no prospects of generating any revenue in the foreseeable future.  Management has determined that it is in the best interest of its shareholders to reevaluate its business direction and consider other options including but not limited to obtain funding for the continuation of exploration, acquire and evaluate new claims, merge with another Company, or other opportunities that management determines as best for the Company’s shareholders.  There can be no guarantee or assurance that management will be successful in accomplishing any of the above possibilities.  Investors must be aware that failure to do so would result in a complete loss of any investment made into the Company.

16

Limited Operating History; Need for Additional Capital.  There is no historical financial information about us upon which to base an evaluation of our performance as an exploration corporation. We are a pre-exploration stage company and have not generated any revenues from our exploration activities. Further, we have not generated any revenues since our formation on August 29, 2007.  We require immediate additional capital in order to continue as a going concern.  If we are unable to secure approximately $31,000 of the course of the next twelve months our business will fail and any investment made into the Company would be lost in its entirety.  We cannot guarantee we will be successful in our exploration activities or in any activity that management directs the business.  Our business is subject to risks inherent in the establishment of a new business enterprise, including limited capital resources, and possible cost overruns due to price and cost increases in services.

Results of Operations – Since inception to March 31, 2009.

For the three months ended March 31, 2009, we had a net loss of $4,685 and an accumulated loss since inception of $40,995.   We have not generated any revenue from operations since inception.  Our accumulated loss from our date of inception represents various expenses incurred with organizing the company, undertaking audits, recognizing management fees and general office expenses.

Balance Sheet as at March 31, 2009.  We had no cash available as at March 31, 2009. Total shareholders’ accumulated deficiency as at March 31, 2009 was $40,995. Total shares outstanding, as at March 31, 2009, was 3,600,000.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This Form 10-Q contains statements that constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. The words “expect,” “estimate,” “anticipate,” “predict,” “believe,” and similar expressions and variations thereof are intended to identify forward-looking statements. Such forward-looking statements include statements regarding, among other things, (a) our estimates of mineral reserves and mineralized material, (b) our projected sales and profitability, (c) our growth strategies, (d) anticipated trends in our industry, (e) our future financing plans, (f) our anticipated needs for working capital and (g) the benefits related to ownership of our common stock. This information may involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from the future results, performance, or achievements expressed or implied by any forward-looking statements for the reasons, among others, described within the various sections of this Form 10-Q, specifically the section entitled “Risk Factors”.   In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this Form 10-Q will in fact occur as projected. We undertake no obligation to release publicly any updated information about forward-looking statements to reflect events or circumstances occurring after the date of this Form 10-Q or to reflect the occurrence of unanticipated events.

ITEM 3.  QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MAKET RISK

We believe that there have been no significant changes in our market risk exposures for the three months ended March 31, 2009.

ITEM 4.  CONTROLS AND PROCEDURES

(a)           Evaluation of Disclosure Controls and Procedures

Based on their evaluation as of March 31, 2009, our Chief Executive Officer and Chief Financial Officer have concluded that our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as amended) were effective at a reasonable assurance level to ensure that the information required to be disclosed by us in this quarterly report on Form 10-Q was (i) recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and regulations and (ii) accumulated and communicated to our management, being Chief Executive Officer and Chief Financial Officer, to allow timely decisions regarding required disclosure.

ITEM 4T.  CONTROLS AND PROCEDURES

(b)           Changes in Internal Controls

There were no changes in our internal control over financial reporting during the quarter ended March 31, 2009 that have materially affected, or are  likely to materially affect our internal control over financial reporting.  Our management, being Chief Executive Officer and Chief Financial Officer, does not expect that our disclosure controls and procedures or our internal controls over financial reporting will prevent all error and all fraud. A control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. Further, the design of a control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their costs. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, will be detected.
17

PART 11 – OTHER INFORMATION

ITEM 1.  LEGAL PROCEEDINGS

There are no legal proceedings to which GPNT or is a party or is subject, nor to the best of management’s knowledge are any material legal proceedings contemplated.

ITEM 2.   UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS

There has been no change in our securities since the fiscal year ended December 31, 2008.

ITEM 3.  DEFAULTS UPON SENIOR SECURITIES

None

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no matters brought forth to the securities holders to vote upon during this quarter.

ITEM 5.  OTHER INFORMATION

None

18

ITEM 6.  EXHIBITS AND REPORTS ON FORM 8-K

(a)  (3)   Exhibits

The following exhibits are included as part of this report by reference:

3.1	Articles of Incorporation (incorporated by reference from GPNT’s Registration Statement on Form SB-2 filed on December 13, 2007, Registration No. 333-148036)

3.2	By-laws (incorporated by reference from GPNT’s Registration Statement on Form SB-2 filed on December 13, 2007, Registration No. 333-148036)

31.1	8650 SECTION 302 CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

32.1	CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Reports on Form 8-K

On January 20, 2009 the Company filed on Form 8-K (Other Events) the results of its surface sampling program.

On February 13, 2009 the Company filed on Form 8-K (Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.) the election of James Orr as Corporate Secretary.

19

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GOLDPOINT RESOURCES, INC.
(Registrant)

Date: May 12, 2009	/S/ PATRICK ORR
Chief Executive Officer, President and Director Chief Financial Officer, Chief Accounting Officer, and Director

20

ATTACHMENT D

GOLDPONINT RESOURCES, INC.
1001 North American Way
Suite 201
 Miami, Florida 33132

Re:	Dissenters’ Notice

Dear Shareholder:

Goldpoint Resources, Inc. hereby gives notice as provided in NRS §92A.430 that the proposed corporation action creating dissenters’ rights, which is described in the Information Statement to which this notice is attached will be effectuated on or about _______, 2009 and further that:

1.           A payment demand from each dissenting shareholder must be sent to the corporate office 1001 North American Way, Suite 201, Miami, Florida 33132, and certificates for shares must be deposited at such address, by ______, 2006.

2.           There shall be no transfers of uncertified shares after the payment demand is received.

3.           A Form which may be used to demand payment in connection with Dissenters’ Rights is attached hereto.

Goldpoint Resources, Inc.
1001 North American Way
Suite 201
Miami, Florida 33132
Attention:  President

Re:	Dissenters’ Rights

Dear Sir:

I on my own behalf or on behalf of ___________________ who is the beneficial owner of the shares referred to in this demand, hereby demand payment with respect to _____ (number) shares of Goldpoint Resources, Inc. Common Stock and certify that I have beneficially owned such shares since _____________.

Sign Name

Print Name

ATTACHMENT E

ISLAND BREEZE INTERNATIONAL

FINANCIAL STATEMENTS

AND NOTES THERETO,

INCLUDING REPORT OF INDEPENDENT AUDITOR

As of December 31, 2007 and December 31, 2008 and

For the years ended December 31, 2007 and December 31, 2008 and

For the period from September 27, 2006 (inception) to December 31, 2008

ISLAND BREEZE INTERNATIONAL
(A Development Stage Company)

DECEMBER 31, 2008

TABLE OF CONTENTS

Report of Independent Registered Public Accounting Firm	F-1

Balance Sheets	F-2

Statements of

Operations	F-3
Changes in Stockholder’s Equity	F-4
Cash Flows	F-5

Notes to Financial Statements	F-6 - F-13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of
Island Breeze International

We have audited the accompanying balance sheets of Island Breeze International, ("the Company") a development stage company, as of December 31, 2008 and 2007 and the related statements of operations, changes in stockholder’s equity, and cash flows for each of the two years then ended and for the period from September 27, 2006 (inception) to December 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2008 and 2007 and the results of its operations and its cash flows for each of the two years then ended and the period from September 27, 2006 (inception) to December 31, 2008 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3, the Company has incurred significant losses from operations since its inception and has incurred a net loss, which substantially exceeds its working capital and has not yet established any source of revenues. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

New York, New York
April 1, 2009

ISLAND BREEZE INTERNATIONAL
(A Development Stage Company)
Balance Sheets

	December 31,
	2008	2007
ASSETS

Current assets
Cash and cash equivalents	$59,016	$215,855
Prepaid expenses	5,000	8,776

Total current assets	64,016	224,631

Property and equipment - at cost, net of accumulated depreciation	10,771	13,543

Vessel under renovation - m/v Island Breeze (ex Atlantis)	9,522,632	9,023,654
Vessel under renovation – m/s Casino Royale	5,768,665	-
	$15,366,084	$9,261,828

LIABILITIES AND STOCKHOLDER’S EQUITY

Current liabilities
Accounts payable	$285,255	$11,817
Accrued expenses	40,745	64,206
Notes payable – officer	90,371	-
Convertible notes payable	4,849,643	-

Total current liabilities	5,266,014	76,023
Convertible notes payable – noncurrent	500,000
Stockholder’s equity
Common stock - $1.00 par value, 50,000 shares authorized; 100 shares issued and outstanding, both years	100	100
Additional paid-in capital	11,007,297	9,974,621
Deficit accumulated during development stage	(1,407,327)	(788,916)
Total stockholder's equity	9,600,070	9,185,805

	$15,366,084	$9,261,828

See notes to Financial Statements

ISLAND BREEZE INTERNATIONAL
(A Development Stage Company)
Statements of Operations

			From Inception
			on September 27,
	Years ended December 31,		2006 Through
	2008	2007	December 31, 2008

REVENUE	$-	$-	$-

COST OF REVENUE	-	-	-

GROSS MARGIN	-	-	-

General and administrative expenses	619,604	616,907	1,408,520

OPERATING LOSS	(619,604)	(616,907)	(1,408,520)

Interest Income	1,193	-	1,193

Loss before income tax expense	(618,411)	(616,907)	(1,407,327)

Income tax expense	-	-	-

NET LOSS	$(618,411)	$(616,907)	$(1,407,327)

Loss per share	$(6,184)	$(6,169)

Weighted average number of shares outstanding	100	100

See notes to Financial Statements

ISLAND BREEZE INTERNATIONAL
(A Development Stage Company)
Statements of Changes in Stockholder’s Equity

				Deficit
	Common Stock		Additional	Accumulated	Total
	Number of		Paid-In	During	Stockholder’s
	Shares	Amount	Capital	Development Stage	Equity

Balance at September 27, 2006 (Inception)		$-	$-	$-	$-

Issuance of common stock for cash contributions to equity	100	100	5,003,826	-	5,003,926

Net loss	-	-	-	(172,009)	(172,009)

Balance at December 31, 2006	100	100	5,003,826	(172,009)	4,831,917

Additional cash contributions to equity			4,970,795		4,970,795

Net loss				(616,907)	(616,907)

Balance at December 31, 2007	100	100	9,974,621	(788,916)	9,185,805

Additional cash contributions to equity			1,032,676		1,032,676

Net loss				(618,411)	(618,411)

Balance at December 31, 2008	100	$100	$11,007,297	$(1,407,327)	$9,600,070

See notes to Financial Statements

  ISLAND BREEZE INTERNATIONAL
 (A Development Stage Company)
 Statements of Cash Flows
			From
			September 27,
			2006 (inception)
			Through
	Year ended December 31,		December 31,
	2008	2007	2008
Cash flows from operating activities
Net loss	$(618,411)	$(616,907)	$(1,407,327)

Adjustments to reconcile net loss to net cash used in operating activities
Depreciation	3,353	2,938	7,828

Changes in operating assets and liabilities
Prepaid expenses	3,775	(5,187)	(5,001)
Accounts payable	273,439	(16,307)	285,256
Accrued expenses	(23,461)	40,033	40,745

Net cash used in operating activities	(361,305)	(595,430)	(1,078,499)

Cash flows from investing activities
Acquisition and renovation of property, and equipment, m/v Island Breeze and m/s Casino Royale	(6,268,224)	(4,159,510)	(15,309,896)

Net cash used in investing activities	(6,268,224)	(4,159,510)	(15,309,896)

Cash flows from financing activities
Proceeds from the issuance of notes and loans	5,440,014	-	5,440,014
Proceeds from the issuance of stock and capital contributions	1,032,676	4,970,795	11,032,557

Net cash provided by financing activities	6,472,691	4,970,795	16,472,571

Net increase (decrease) in cash and cash equivalents	(156,839)	215,855	84,176

Cash and cash equivalent at beginning of year	215,855	-	-

Cash and cash equivalent at end of year	$59,016	$215,855	$84,176

See notes to Financial Statements

ISLAND BREEZE INTERNATIONAL
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

Island Breeze International (the "Company") was incorporated under the laws of the Cayman Islands on September 27, 2006.  The Company is a wholly-owned subsidiary of Olympian Cruises, LLC (“Olympian”), a Delaware limited liability company.  The Company has not engaged in operations since inception. The Company intends to commence its initial cruise operations upon completion of the renovation the m/v Casino Royale and subsequently a second operation upon the completion of the renovation of the m/v Island Breeze (collectively referred to as the “Vessels”).

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation - Development Stage Company

The Company has not earned any revenue from operations.  Accordingly, the Company's activities have been accounted for as those of a "Development Stage Enterprise" as set forth in Statement of Financial Accounting Standards No. 7 ("SFAS 7").  Among the disclosures required by SFAS 7 are that the Company's financial statements be identified as those of a development stage company, and that the statements of operations, stockholders' equity and cash flows disclose activity since the date of the Company's inception.

Accounting Method

The Company's financial statements are prepared using the accrual method of accounting.  The Company has elected a fiscal year ending on December 31.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

ISLAND BREEZE INTERNATIONAL
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Property and Equipment

Property and equipment is stated at the historical cost, less accumulated depreciation. Depreciation on property, plant and equipment is provided using the straight-line method over the estimated useful lives of the assets for both financial and income tax reporting purpose as follows:

Years
Vessel	30
Vessel improvement	3-28
Machinery and equipment	10
Computer hardware and software	3-5

We capitalize costs that are directly related to the purchase and renovation of the vessels.  We capitalize interest as part of vessel acquisition costs and other capital projects during their renovation period.  Upon placing the vessels into service, the vessels will be depreciated over their useful lives and the costs of repairs and maintenance, including minor improvement costs, will be charged to expenses as incurred. Further, upon placing vessels into service, specifically identified or estimated cost and accumulated depreciation of previously capitalized vessel components will be written off upon replacement.

Dry-dock costs primarily represent planned major maintenance activities that are incurred when a vessel is taken out of service for scheduled maintenance. These costs will be expensed as incurred

Advertising expense

The Company expenses advertising costs as incurred. There have been no advertising expenses since inception.

Compensation Expense

No stock options have been issued by the Company.  No compensation expense was incurred by the Company since inception.

Income Taxes

No provision for Federal or State income taxes is included in the accompanying statements of operations since the Company has incurred net operating losses.  The consolidated net operating loss carry forward since inception thru the period ending December 31, 2008 is $1,407,327, and is available to offset future years' taxable income in various years through December 31, 2028.  Once the Company commences operations in the future, the Company will include provisions for taxes on income at a statutory Federal tax rate of 35% on net income earned from all revenue sources.

ISLAND BREEZE INTERNATIONAL
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

At December 31, 2008 a full deferred tax asset valuation allowance has been provided and no deferred tax asset has been recorded.

The Company does not anticipate a provision for a corporation tax levied by the State of Florida on gaming and concession revenues earned within international waters since at this time such revenue generated is exempt from Florida corporation taxes.  However, the Company will include future provisions for a Florida corporation tax on revenues generated from the sale of concessions, while moored at the Port of Miami or while traversing through Florida territorial waters.   The State of Florida statutory corporation tax rate is 5.5% of Florida designated net income.

Concentrations of Risk

As of December 31, 2008, the Company maintained its cash accounts in United States dollars at two commercial banks in the United States and one commercial bank in Greece. The balance in the bank account in Greece was subject to the normal and customary risks of disbursement and withdrawal pertaining to a foreign currency account in that country.

As of December 31, 2008, the Company maintained and directly controlled $33,134.86 of its cash in a bank account owned by Olympian.

Fair Value of Financial Instruments

The Company's financial instruments as defined by Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," include cash, receivables, accounts payable and accrued expenses. All instruments are accounted for on a historical cost basis, which, due to the short maturity of these financial instruments, approximates fair value at December 31, 2008.

SFAS No. 157, “Fair Value Measurements (“SFAS 157), define fair value, establishes a framework for measuring fair value in accordance with U.S. generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 establishes a three-tier fair value hierarchy which prioritizes the inputs used in measuring fair value.

The Company does not have any assets or liabilities measured at fair value on a recurring basis at December 31, 2008. The Company did not have any fair value adjustments for assets and liabilities measured at fair value on a nonrecurring basis during the years ended December 31, 2008 and 2007.

ISLAND BREEZE INTERNATIONAL
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Impact of New Accounting Standards

The Company has been recently organized and has not yet transacted any business. The new accounting standards have no significant impact on the financial statements and related disclosures. As new accounting pronouncements are issued, the Company will adopt those that are applicable under the circumstances.

NOTE 3 -- GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.  The Company has not established any source of revenue to cover its operating costs.  The Company will engage in very limited activities without incurring any liabilities that must be satisfied in cash until a source of funding is secured. The Company will offer non-cash consideration, sales of securities, and loans as a means of financing its operations.  If the Company is unable to consummate a business combination with a profitable business opportunity, it may substantially curtail or terminate its operations or seek other business opportunities through strategic alliances, acquisitions or other arrangements that may dilute the interests of existing stockholders.

NOTE 4 -- PROPERTY AND EQUIPMENT

Property and equipment as of December 31, 2008 and 2007 were as follows:
	2008	2007
Furniture and fixtures	$3,844	$3,844
Office equipment	11,182	10,601
Computer software	3,573	3,573
	18,599	18,018

Less accumulated depreciation	7,828	4,475

Property and equipment, net	$10,771	$13,543

Depreciation expense was $3,353 in 2008, $2,938 in 2007 and $7,828 since inception.

ISLAND BREEZE INTERNATIONAL
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE 5 -- NOTES AND LOANS PAYABLE

Notes and loans payable consist of the following at December 31, 2008 and 2007:

	2008	2007
	December 31	December 31
Loans payable to officers, directors (a)	$90,371	$-
Convertible Promissory Notes (b)	5,349,643	-
	5,440,014	-
Less current portion	4,940,014	-

Long-term portion (c)	$500,000	$-

(a)
On December 1, 2008 and December 5, 2008 the Company borrowed an aggregated sum of $90,000 from officers and directors of the Company.  The Company issued Promissory Notes with a term of one year at an interest rate of five percent that accrues to term.

(b)
The Company issued Convertible Promissory Notes (the “Notes”) in the amounts of $500,000, $4,000,000 and $500,000, to Catino S.A. on May 22, 2008, May 23, 2008, and September 3, 2008 respectfully.  The Notes carry a term of eighteen months at an interest rate of twelve percent.  In consideration for the purchase of the two $500,000 Notes, the Company issued Catino S.A. a warrant to purchase an additional $1,000,000 of equity at a level equal to the Notes.  The warrants expire on May 23, 2009.  The proceeds from the Notes were utilized to purchase the m/v Casino Royale and commence renovations.  The convertible notes carry a mandatory conversion of principal and accrued interest into common shares of the company upon (i) consummation of a merger with a publicly held company, or (ii) a transaction in which the capital stock of the Borrower is transferred to a publicly held company so that the Borrower becomes a subsidiary of the public company (in either case, the “Reverse Acquisition”).  The conversion price is at the rate of one share per $1 of principal and interest; provided, there are not more than 31,500,000 shares of the merged public company then outstanding. In the event that there are more than 31,500,000 shares of the merged public company then outstanding, the conversion price shall be reduced by a ratio equivalent to 31,500,000 divided by the number of shares then actually outstanding.

(c)	One note in the amount of $500,000 matures in March 2010. All other notes mature in 2009.

ISLAND BREEZE INTERNATIONAL
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE 6 -- SHAREHOLDER'S EQUITY

During the period of September 27, 2006 (inception) to December 31, 2006, the Board of Directors issued 100 shares of common stock to Olympian in exchange for cash of $100. Subsequently it received contributions to additional paid-in capital aggregating $11,007,397 from Olympian consisting of cash and vessels under renovation net of certain related liabilities.

Common Stock

The holder of the Company's common stock:

-	Has equal ratable rights to dividends from funds legally available for payment of dividends when, as and if declared by the board of directors;

-	Is entitled to share ratably in all of the assets available for distribution to holders of common stock upon liquidation, dissolution or winding up of our affairs;

-	Does not have preemptive, subscription or conversion rights, or redemption or access to any sinking fund; and

-	Is entitled to one non-cumulative vote per share on all matters submitted to stockholders for a vote at any meeting of stockholders.

Outstanding Warrants

In May 2008 the Company issued warrants to Catino S.A. for the purchase of 1,000,000 shares of a possible future merged public company at the price of $1 per share.  The warrants expire on May 23, 2009 if the Company consummates a Reverse Acquisition.  Otherwise the warrants expire on November 23, 2009. (See note 5)

NOTE 7 -- COMITTMENTS AND CONTINGENCIES

Leasing Arrangements

The Company leases facilities under a lease agreement with a term expiring in June 2012.  The lease may be cancelled by either party with 90-days prior written notice.

ISLAND BREEZE INTERNATIONAL
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE 7 -- COMITTMENTS AND CONTINGENCIES (continued)

Future minimum rental payments under this operating lease are as follows:

Year ending December 31, 2009	$39,991
2010	39,991
2011	39,991
2012	19,996

$139,969

Rent expense for leased facilities for the years ended December 31, 2008 and 2007 were $39,991 and $34,195, respectively.

The lease agreement requires the Company to obtain and maintain on a perpetual basis a letter of credit (the “LOC”) from a financial institution in the amount of $31,298.  As of December 31, 2008 the Company has maintained its LOC obligation.  The commitment expires in June 2012, when the operating lease expires.

Vessel Purchase

On September 12, 2007, the Company completed the purchase of the passenger ship m/v Atlantis, and subsequently renamed it the m/v Island Breeze.  The total aggregated costs related to the purchase of the vessel were $8,039,645.  As of December 31, 2008, the Company has paid an additional $1,482,987 in renovation costs for an aggregated total of $9,522,632.

The m/v Island Breeze is currently moored in Elefsina Bay, near Piraeus, Greece.  The Company estimates the full scale renovation of the vessel will cost approximately $9,900,000 and will take approximately six months to complete from the date the Company secures the renovation funds.  The Company anticipates an additional $3,300,000 of costs related to the purchase and installation of gaming equipment, IT equipment, and other furniture, fixtures & equipment.

Prior to placing the m/v Island Breeze into operation, the vessel must obtain certain certifications from the vessel’s classification society, the Hellenic Register of Shipping (“HRS”), the costs of which are included in the renovation estimates.  HRS inspected the vessel for “lay-up” status in January 2009.  Nearly all the renovation plans have been submitted to HRS and are currently undergoing review for approval.  HRS will perform inspections during renovations and dry docking.

On May 23, 2008, the Company acquired the m/v Casino Royale from Catino, S.A.  As of  December 31, 2008, the total aggregated costs related to the purchase of the vessel were $4,405,012, including the value of common stock warrants (exercisable at the same purchase price as the Note)  issued in connection with the acquisition (See Note 5). As of December 31, 2008, the Company has paid an additional $1,363,653 in renovation related costs for an aggregated total of $5,768,665.

ISLAND BREEZE INTERNATIONAL
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE 7 -- COMITTMENTS AND CONTINGENCIES (continued)

The m/v Casino Royale is currently moored in Freeport, Bahamas.  The Company estimates the full scale renovation of the Casino Royale will cost an additional $8,400,000.  Following closing of the renovation funds, the Company will commence renovations which will take approximately five months to complete.  Additionally, the Company anticipates an additional $1,500,000 in costs related to the purchase and installation of gaming equipment, IT equipment, and other furniture, fixtures & equipment.

Prior to placing the m/v Casino Royale into operation, the vessel must obtain certain certifications from the vessel’s classification society, the Hellenic Register of Shipping (“HRS”), the costs of which are included in the renovation estimates.  The vessel is considered in “lay-up” status and was inspected by HRS in July 2008.   Prior to operating the vessel, the Company is required to complete Class inspections including dry docking. The Company expects to complete renovations and commence operations approximately six months after the closing of the renovation funds.

NOTE 8 -- RELATED PARTY TRANSACTIONS

During the period of December 1, 2008 to December 31, 2008 the Company engaged in two related party transactions as noted in sub-notes (1) and (2) below:

(1)
Michael C. Hovdestad – Chief Legal Officer for Island Breeze International and Managing Member of Olympian Cruises, LLC.  Mr. Hovdestad is also an attorney employed by Parker McCay P.A.  Mr. Hovdestad has performed legal services for Island Breeze while at Parker McCay and was compensated for such services by Parker McCay.  The Company did not utilize the services of Parker McCay P.A. during the current year ended December 31, 2008.  Mr. Hovdestad is currently not compensated as an employee by the Company.

Thomas L. Schneider – Executive Vice President of Maritime Operations for Island Breeze International and President of Riverboat Management Incorporated / The InterMar Group. The Company engaged Mr. Schneider through the The InterMar Group to provide project management consulting for the purchase and renovation of the Company’s vessels.  On May 23, 2008 Island Breeze hired Mr. Schneider as the EVP of Maritime Operations.

ATTACHMENT F

ISLAND BREEZE INTERNATIONAL

UNAUDITED FINANCIAL STATEMENTS

FOR THE PERIOD ENDED MARCH 31, 2009

ISLAND BREEZE INTERNATIONAL
(A Development Stage Company)

FINANCIAL STATEMENTS
THREE MONTHS ENDED
MARCH 31, 2009
(unaudited)

TABLE OF CONTENTS

Balance Sheets	F-1

Statements of

Operations	F-2
Changes in Stockholder’s Equity	F-3
Cash Flows	F-4

Notes to Financial Statements	F-5 - F-11

ISLAND BREEZE INTERNATIONAL
(A Development Stage Company)
Balance Sheets
(unaudited)

	March 31,	December 31,
	2009	2008
ASSETS

Current assets
Cash and cash equivalents	$64,769	$59,016
Prepaid expenses	5,000	5,000

Total current assets	69,769	64,016

Property and equipment - at cost, net of accumulated depreciation	10,068	10,771

Vessel under renovation - m/v Island Breeze (ex Atlantis)	9,604,282	9,522,632
Vessel under renovation – m/s Casino Royale	6,039,118	5,768,665
	$15,723,236	$15,366,084

LIABILITIES AND STOCKHOLDER’S EQUITY

Current liabilities
Accounts payable	$218,926	$285,255
Accrued expenses	84,285	40,745
Notes payable – officer	91,481	90,371
Convertible notes payable	5,497,589	4,849,643

Total current liabilities	5,892,281	5,266,014
Convertible notes payable – noncurrent		500,000
Stockholder’s equity
Common stock - $1.00 par value, 50,000 shares authorized; 100 shares issued and outstanding, both years	100	100
Additional paid-in capital	11,367,212	11,007,297
Deficit accumulated during development stage	(1,536,356)	(1,407,327)
Total stockholder's equity	9,830,956	9,600,070

	$15,723,337	$15,366,084

See notes to Financial Statements

F-1

ISLAND BREEZE INTERNATIONAL
(A Development Stage Company)
Statements of Operations
(unaudited)
			From Inception
			on September 27,
	Three Months Ended March 31,		2006 Through
	2009	2008	March 31, 2009

REVENUE	$-	$-	$-

COST OF REVENUE	-	-	-

GROSS MARGIN	-	-	-

General and administrative expenses	129,029	118,120	1,537,549

OPERATING LOSS	(129,029)	(118,120)	(1,537,549)

Interest Income	-	-	1,193

Loss before income tax expense	(129,029)	(118,120)	(1,536,356)

Income tax expense	-	-	-

NET LOSS	$(129,029)	$(118,120)	$(1,536,356)

Loss per share	$(1,290)	$(1,181)

Weighted average number of shares outstanding	100	100

See notes to Financial Statements

F-2

ISLAND BREEZE INTERNATIONAL
(A Development Stage Company)
Statements of Changes in Stockholder’s Equity
(unaudited)

				Deficit
	Common Stock		Additional	Accumulated	Total
	Number of		Paid-In	During	Stockholder’s
	Shares	Amount	Capital	Development Stage	Equity

Balance at September 27, 2006 (Inception)		$-	$-	$-	$-

Issuance of common stock for cash contributions to equity	100	100	5,003,826	-	5,003,926

Net loss	-	-	-	(172,009)	(172,009)

Balance at December 31, 2006	100	100	5,003,826	(172,009)	4,831,917

Additional cash contributions to equity			4,970,795		4,970,795

Net loss				(616,907)	(616,907)

Balance at December 31, 2007	100	100	9,974,621	(788,916)	9,185,805

Additional cash contributions to equity			1,032,676		1,032,676

Net loss				(618,411)	(618,411)

Balance at December 31, 2008	100	$100	$11,007,297	$(1,407,327)	$9,600,070

Additional cash contributions to equity			$359,915		$359,915

Net loss				(129,029)

Balance at March 31, 2009	100	$100	$11,367,212	$(1,536,356)	$9,830,956

See notes to Financial Statements

F-3

ISLAND BREEZE INTERNATIONAL
(A Development Stage Company)
Statements of Cash Flows
(unaudited)

			From
			September 27,
	Three Months Ended March 31,		2006 (inception) Through
	2009	2008	March 31, 2009
Cash flows from operating activities
Net loss	$(129,029)	$(118,120)	$(1,536,356)

Adjustments to reconcile net loss to net cash used in operating activities
Depreciation	704	821	8,531

Changes in operating assets and liabilities
Prepaid expenses	-	8,776	(5,000)
Accounts payable	(66,330)	21,361	218,926
Accrued expenses	43,540	(64,206)	84,285

Net cash used in operating activities	(151,115)	(151,368)	(1,229,614)

Cash flows from investing activities
Acquisition and renovation of property, and equipment, m/v Island Breeze and m/s Casino Royale	(352,103)	(187,118)	(15,661,999)

Net cash used in investing activities	(352,103)	(187,118)	(15,661,999)

Cash flows from financing activities
Proceeds from the issuance of notes and loans	149,056	-	5,589,070
Proceeds from the issuance of stock and capital contributions	359,915	209,644	11,367,312

Net cash provided by financing activities	508,971	209,644	16,956,382

Net increase (decrease) in cash and cash Equivalents	5,753	(128,842)	64,769

Cash and cash equivalent at beginning of Year	59,016	215,855	-

Cash and cash equivalent at end of year	$64,769	$87,013	-

See notes to Financial Statements

F-4

ISLAND BREEZE INTERNATIONAL
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS
(unaudited)

NOTE 1 -- ORGANIZATION

Island Breeze International (the "Company") was incorporated under the laws of the Cayman Islands on September 27, 2006.  The Company is a wholly-owned subsidiary of Olympian Cruises, LLC (“Olympian”), a Delaware limited liability company.  The Company has not engaged in operations since inception. The Company intends to commence its initial cruise operations upon completion of the renovation the m/v Casino Royale and subsequently a second operation upon the completion of the renovation of the m/v Island Breeze (collectively referred to as the “Vessels”).

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation - Development Stage Company

The Company has not earned any revenue from operations.  Accordingly, the Company's activities have been accounted for as those of a "Development Stage Enterprise" as set forth in Statement of Financial Accounting Standards No. 7 ("SFAS 7").  Among the disclosures required by SFAS 7 are that the Company's financial statements be identified as those of a development stage company, and that the statements of operations, stockholders' equity and cash flows disclose activity since the date of the Company's inception.

Accounting Method

The Company's financial statements are prepared using the accrual method of accounting.  The Company has elected a fiscal year ending on December 31.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

F-5

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Property and Equipment

Property and equipment is stated at the historical cost, less accumulated depreciation. Depreciation on property, plant and equipment is provided using the straight-line method over the estimated useful lives of the assets for both financial and income tax reporting purpose as follows:

Years
Vessel	30
Vessel improvement	3-28
Machinery and equipment	10
Computer hardware and software	3-5

We capitalize costs that are directly related to the purchase and renovation of the vessels.  We capitalize interest as part of vessel acquisition costs and other capital projects during their renovation period.  Upon placing the vessels into service, the vessels will be depreciated over their useful lives and the costs of repairs and maintenance, including minor improvement costs, will be charged to expenses as incurred. Further, upon placing vessels into service, specifically identified or estimated cost and accumulated depreciation of previously capitalized vessel components will be written off upon replacement.

Dry-dock costs primarily represent planned major maintenance activities that are incurred when a vessel is taken out of service for scheduled maintenance. These costs will be expensed as incurred

Advertising expense

The Company expenses advertising costs as incurred. There have been no advertising expenses since inception.

Compensation Expense

No stock options have been issued by the Company.  No compensation expense was incurred by the Company since inception.

Income Taxes

No provision for Federal or State income taxes is included in the accompanying statements of operations since the Company has incurred net operating losses.  The consolidated net operating loss carry forward since inception thru the period ending March 31, 2009 is $1,536,356, and is available to offset future years' taxable income in various years through December 31, 2028.  Once the Company commences operations in the future, the Company will include provisions for taxes on income at a statutory Federal tax rate of 35% on net income earned from all revenue sources.

At December 31, 2008 a full deferred tax asset valuation allowance has been provided and no deferred tax asset has been recorded.

F-6

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Concentrations of Risk

As of March 31, 2009, the Company maintained its cash accounts in United States dollars at two commercial banks in the United States and one commercial bank in Greece. The balance in the bank account in Greece was subject to the normal and customary risks of disbursement and withdrawal pertaining to a foreign currency account in that country.

As of March 31, 2009, the Company maintained and directly controlled $31,392.11 of its cash in a bank account owned by Olympian.

Fair Value of Financial Instruments

The Company's financial instruments as defined by Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," include cash, receivables, accounts payable and accrued expenses. All instruments are accounted for on a historical cost basis, which, due to the short maturity of these financial instruments, approximates fair value at March 31, 2009.

SFAS No. 157, “Fair Value Measurements (“SFAS 157”), define fair value, establishes a framework for measuring fair value in accordance with U.S. generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 establishes a three-tier fair value hierarchy which prioritizes the inputs used in measuring fair value.

The Company does not have any assets or liabilities measured at fair value on a recurring basis at March 31, 2009. The Company did not have any fair value adjustments for assets and liabilities measured at fair value on a nonrecurring basis during the three months ended March 31, 2009 and 2008.

Impact of New Accounting Standards

The Company has been recently organized and has not yet transacted any business. The new accounting standards have no significant impact on the financial statements and related disclosures. As new accounting pronouncements are issued, the Company will adopt those that are applicable under the circumstances.

NOTE 3 -- GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.  The Company has not established any source of revenue to cover its operating costs.  The Company will engage in very limited activities without incurring any liabilities that must be satisfied in cash until a source of funding is secured. The Company will offer non-cash consideration, sales of securities, and loans as a means of financing its operations.  If the Company is unable to consummate a business combination with a profitable business opportunity, it may substantially curtail or terminate its operations or seek other business opportunities through strategic alliances, acquisitions or other arrangements that may dilute the interests of existing stockholders.

F-7

NOTE 4 -- PROPERTY AND EQUIPMENT

Property and equipment as of March 31, 2009 and 2008 were as follows:

	2009	2008_
Furniture and fixtures	$3,844	$3,844
Office equipment	11,182	10,601
Computer software	3,573	3,573
	18,599	18,018
Less accumulated depreciation	7,828	4,475

Property and equipment, net	$10,771	$13,543

Depreciation expense was $704 for the three months ended March 31, 2009, $821 for three months ended March 31, 2008 and $8,531 since inception.

NOTE 5 -- NOTES AND LOANS PAYABLE

Notes and loans payable consist of the following for the three months ended March 31, 2009 and 2008.

	2009	2008
	March 31	March 31
Loans payable to officers, directors (a)	$91,481	$-
Convertible Promissory Notes (b)	5,497,589	-
	5,499,070	-
Less current portion	$5,499,070	$-

(a)
On December 1, 2008 and December 5, 2008 the Company borrowed an aggregated sum of $90,000 from officers and directors of the Company.  The Company issued Promissory Notes with a term of one year at an interest rate of five percent that accrues to term.

(b)
The Company issued Convertible Promissory Notes (the “Notes”) in the amounts of $500,000, $4,000,000 and $500,000, to Catino S.A. on May 22, 2008, May 23, 2008, and September 3, 2008 respectfully.  The Notes carry a term of eighteen months at an interest rate of twelve percent.  In consideration for the purchase of the two $500,000 Notes, the Company issued Catino S.A. a warrant to purchase an additional $1,000,000 of equity at a level equal to the Notes.  The warrants expire on November 23, 2009.  The proceeds from the Notes were utilized to purchase the m/v Casino Royale and commence renovations.  The convertible notes carry a mandatory conversion of principal and accrued interest into common shares of the company upon (i) consummation of a merger with a publicly held company, or (ii) a transaction in which the capital stock of the Borrower is transferred to a publicly held company so that the Borrower becomes a subsidiary of the public company (in either case, the “Reverse Acquisition”).  The conversion price is at the rate of one share per $1 of principal and interest; provided, there are not more than 31,500,000 shares of the merged public company then outstanding. In the event that there are more than 31,500,000 shares of the merged public company then outstanding, the conversion price shall be reduced by a ratio equivalent to 31,500,000 divided by the number of shares then actually outstanding.

F-8

NOTE 6 -- SHAREHOLDER'S EQUITY

During the period of September 27, 2006 (inception) to December 31, 2006, the Board of Directors issued 100 shares of common stock to Olympian in exchange for cash of $100. Subsequently it received contributions to additional paid-in capital aggregating $11,367,212 from Olympian consisting of cash and vessels under renovation net of certain related liabilities.

Common Stock

The holder of the Company's common stock:

-	Has equal ratable rights to dividends from funds legally available for payment of dividends when, as and if declared by the board of directors;

-	Is entitled to share ratably in all of the assets available for distribution to holders of common stock upon liquidation, dissolution or winding up of our affairs;

-	Does not have preemptive, subscription or conversion rights, or redemption or access to any sinking fund; and

-	Is entitled to one non-cumulative vote per share on all matters submitted to stockholders for a vote at any meeting of stockholders.

Outstanding Warrants

In May 2008 the Company issued warrants to Catino S.A. for the purchase of 1,000,000 shares of a possible future merged public company at the price of $1 per share.  The warrants expire on November 23, 2009 if the Company consummates a Reverse Acquisition.  Otherwise the warrants expire on November 23, 2009. (See note 5)

NOTE 7 -- COMITTMENTS AND CONTINGENCIES

Leasing Arrangements

The Company leases facilities under a lease agreement with a term expiring in June 2012.  The lease may be cancelled by either party with 90-days prior written notice.

Future minimum rental payments under this operating lease are as follows:

Year ending December 31, 2009	$29,994
2010	39,991
2011	39,991
2012	19,996

$139,969

F-9

NOTE 7 -- COMITTMENTS AND CONTINGENCIES (continued)

Rent expense for leased facilities for the three months ended March 31, 2009 and 2008 were $9,998 and $9,998, respectively.

The lease agreement requires the Company to obtain and maintain on a perpetual basis a letter of credit (the “LOC”) from a financial institution in the amount of $31,298.  As of March 31, 2009 the Company has maintained its LOC obligation.  The commitment expires in June 2012, when the operating lease expires.

Vessel Purchase

On September 12, 2007, the Company completed the purchase of the passenger ship m/v Atlantis, and subsequently renamed it the m/v Island Breeze.  The total aggregated costs related to the purchase of the vessel were $7,792,987.  As of March 31, 2009, the Company has paid an additional $1,811,295 in renovation costs for an aggregated total of $9,604,282.

The m/v Island Breeze is currently moored in Elefsina Bay, near Piraeus, Greece.  The Company estimates the full scale renovation of the vessel will cost approximately $9,900,000 and will take approximately six months to complete from the date the Company secures the renovation funds.  The Company anticipates an additional $3,300,000 of costs related to the purchase and installation of gaming equipment, IT equipment, and other furniture, fixtures & equipment.

Prior to placing the m/v Island Breeze into operation, the vessel must obtain certain certifications from the vessel’s classification society, the Hellenic Register of Shipping (“HRS”), the costs of which are included in the renovation estimates.  HRS inspected the vessel for “lay-up” status in January 2009.  Nearly all the renovation plans have been submitted to HRS and are currently undergoing review for approval.  HRS will perform inspections during renovations and dry docking.

On May 23, 2008, the Company acquired the m/v Casino Royale from Catino, S.A.  As of March 31, 2009, the total aggregated costs related to the purchase of the vessel were $4,552,958.  As of March 31, 2009, the Company has paid an additional $1,486,160 in renovation related costs for an aggregated total of $6,039,118.

The m/v Casino Royale is currently moored in Freeport, Bahamas.  The Company estimates the full scale renovation of the Casino Royale will cost an additional $8,400,000.  Following closing of the renovation funds, the Company will commence renovations which will take approximately five months to complete.  Additionally, the Company anticipates an additional $1,500,000 in costs related to the purchase and installation of gaming equipment, IT equipment, and other furniture, fixtures & equipment.

Prior to placing the m/v Casino Royale into operation, the vessel must obtain certain certifications from the vessel’s classification society, the Hellenic Register of Shipping (“HRS”), the costs of which are included in the renovation estimates.  The vessel is considered in “lay-up” status and was inspected by HRS in July 2008.   Prior to operating the vessel, the Company is required to complete Class inspections including dry docking. The Company expects to complete renovations and commence operations approximately six months after the closing of the renovation funds.

F-10

NOTE 8 -- SUBSEQUENT EVENTS

On June 4, 2009, the Company received a $50,000 loan in the form of a Promissory Note from Roadside View, LLC.  The terms of the Promissory Note include interest accrued at 5% annum and payable along with principal within 60 days from date of issue.

On June 8, 2009, the Company received a $50,000 loan from a shareholder of Olympian Cruises, LLC.  The terms of the Promissory Note include interest accrued at 5% annum and payable along with principal within 30 days from date of issue.

F-11

ATTACHMENT G

PROFORMA FINACIAL INFORMATION

FOR GOLDPOINT RESOURCES, INC. OF DECEMBER 31, 2008

AND FOR THE PERIOD ENDED MARCH 31, 2009

The accompanying pro forma balance sheet as of March 31, 2009 and the pro forma earnings per share for the year ended December 31, 2008 and the three months ended March 31, 2009, respectively included the accounts of Island Breeze International and Goldpoint Resources, Inc. (a Nevada Corporation and our predecessor corporation), as if the reverse acquisition had occurred on January 1, 2008 for the earnings per share computation and as of March 31, 2009 for the Balance Sheet. Because Goldpoint Resources, Inc. was considered a public shell prior to this acquisition, the substantial portion of both the financial position as of March 31, 2009 and the results of operations, are those of Island Breeze International.

The Company valued the warrants in connection to the convertible promissory notes and determined BCF insignificant value of the warrants.

ISLAND BREEZE INTERNATIONAL
(A DEVELOPMENT STAGE COMPANY)
PRO FORMA BALANCE SHEET
MARCH 31, 2009
(UNAUDITED)

ASSETS

Current assets
Cash and cash equivalents	$64,769
Prepaid expenses	5,000

Total current assets	69,769

Property and equipment - at cost, net of accumulated depreciation and amortization	10,068

Vessel purchase and renovations - m/v Island Breeze	9,604,282
Vessel purchase and renovations - m/s Casino Royale	6,039,118

Total assets	$15,723,237

LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities
Accounts payable	$223,921
Accrued expenses	84,285
Notes payable - Officer loans	91,481
Convertible notes payable	5,497,589

Total current liabilities	5,897,276

Stockholder's equity
Common stock - $0.001 par value, 50,000,000 shares authorized, 37,666,795shares issued and outstanding	37,667
Additional paid-in capital	11,365,645
Deficit accumulated during development stage	(1,577,351)
Total stockholder's equity	9,825,961

Total Liabilities and Stockholder's Equity	$15,723,237

ISLAND BREEZE INTERNATIONAL
(A Development Stage Company)
Pro Forma Statement of Operations
(Unaudited)

	Three months	January 1, 2008
	ended	through
	March 31, 2009	December 31, 2008

REVENUE	$-	$-

COST OF REVENUE	-	-

GROSS MARGIN	-	-

EXPENSES
Operating	3,998	24,063
General and administrative	129,716	626,096

Total Expenses	133,714	650,159

OPERATING (LOSS )	(133,714)	(650,159)

Interest Income	-	1,193

Loss before income tax expense	(133,714)	(648,966)

Income tax expense	-	-

NET LOSS	$(133,714)	$(648,966)

LOSS PER SHARE (Basic and Diluted)	$(0.004)	$(0.017)

WEIGHTED AVERAGE NUMBER OF SHARES (Basic and Diluted)	37,966,844	37,966,844

EXHIBIT A

2009 STOCK INCENTIVE PLAN

ISLAND BREEZE INTERNATIONAL, INC.

2009 STOCK INCENTIVE PLAN

1.             Purposes of the Plan.

The purposes of this Stock Incentive Plan are to attract and retain the best available personnel, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business.

2.             Definitions.

As used herein, the following definitions shall apply:

(a)            “Administrator” means the Board or any Committee appointed to administer the Plan.

(b)            “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c)            “Applicable Laws” means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

(d)            “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Performance Unit, Performance Share, Common Stock, or other right or benefit under the Plan.

(e)            “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(f)            “Board” means the Board of Directors of the Company.

(g)            “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s:

(i)             refusal or failure to act in accordance with any specific, lawful direction or order of the Company or a Related Entity;

(ii)            unfitness or unavailability for service or unsatisfactory performance (other than as a result of Disability);

1

(iii)           performance of any act or failure to perform any act, in bad faith and to the detriment of the Company or a Related Entity;

(iv)           dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or

(v)           commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.

(h)            “Code” means the Internal Revenue Code of 1986, as amended.

(i)             “Committee” means any committee appointed by the Board to administer the Plan.

(j)             “Common Stock” means the Class A Common Stock of the Company.

(k)            “Company” means Island Breeze International, Inc., a Delaware corporation.

(l)            “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(m)           “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated.  Continuous Service shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or Related Entity, (ii) transfers between locations of the Company or among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement).  For purposes of Incentive Stock Options, no such approved leave of absence may exceed ninety (90) days, unless re-employment upon expiration of such leave is guaranteed by statute or contract.

(n)           “Corporate Transaction” means any of the following transactions:

(i)           a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii)           the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company’s subsidiary corporations) in connection with the complete liquidation or dissolution of the Company;

2

(iii)           any reverse merger in which the Company is the surviving entity but in which securities possessing more than eighty percent (80%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

(iv)           an acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than eighty percent (80%) of the total combined voting power of the Company’s outstanding voting securities, but excluding any such transaction that the Administrator, in its sole and absolute discretion determines shall not be a Corporate Transaction.

(o)           “Director” means a member of the Board or the board of directors of any Related Entity.

(p)           “Disability” means that a Grantee is permanently unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment.  A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(q)           “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

(r)            “Employee” means any person, including an Officer or Director, who is an employee of the Company or any Related Entity.  The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(s)            “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t)            “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)            Where there exists a public market for the Common Stock, the Fair Market Value shall be (A) the closing price for a Share for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or the Nasdaq National Market, whichever is applicable or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a share on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

3

(ii)           In the absence of an established market for the Common Stock of the type described in subparagraph (i), above, the Fair Market Value shall be determined by the Administrator in good faith.

(u)           “Grantee” means an Employee, Director or Consultant who receives an Award pursuant to an Award Agreement under the Plan.

(v)           “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(w)           “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(x)            “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(y)           “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(z)            “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(aa)          “Performance Shares” means Shares or an Award denominated in Shares which may be earned in whole or in part upon attainment of performance criteria established by the Administrator.

(bb)          “Performance Units” means an Award which may be earned in whole or in part upon attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

(cc)          “Plan” means this 2009 Stock Incentive Plan.

(dd)         “Registration Date” means the first to occur of:

(i)            the closing of the first sale to the general public of (A) the Common Stock or (B) the same class of securities of a successor corporation (or its Parent) issued pursuant to a Corporate Transaction in exchange for or in substitution of the Common Stock, pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended; and

(ii)           in the event of a Corporate Transaction, the date of the consummation of the Corporate Transaction if the same class of securities of the successor corporation (or its Parent) issuable in such Corporate Transaction shall have been sold to the general public pursuant to a registration statement filed with and declared effective by, on or prior to the date of consummation of such Corporate Transaction, the Securities and Exchange Commission under the Securities Act of 1933, as amended.

4

(ee)         “Related Entity” means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(ff)          “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(gg)         “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(hh)         “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

(ii)           “Share” means a share of the Common Stock.

(jj)           “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

(kk)         “Related Entity Disposition” means the sale, distribution or other disposition by the Company of all or substantially all of the Company’s interests in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity.

3.             Stock Subject to the Plan.

(a)           Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is  Shares.  The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

(b)           Any Shares covered by an Award (or portion of an Award) which is forfeited or canceled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan.  If any unissued Shares are retained by the Company upon exercise of an Award in order to satisfy the exercise price for such Award or any withholding taxes due with respect to such Award, such retained Shares subject to such Award shall become available for future issuance under the Plan (unless the Plan has terminated).  Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

5

4.             Administration of the Plan.

(a)            Plan Administrator.

(i)            Administration with Respect to Directors and Officers.  With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3.  Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii)           Administration With Respect to Consultants and Other Employees.  With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.  Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.  The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.  Except for the power to amend the Plan as provided in Section 13 and except for determinations regarding Employees who are subject to Section 16 of the Exchange Act or certain key Employees who are, or may become, as determined by the Board or the Committee, subject to Section 162(m) of the Code compensation deductibility limit, and except as may otherwise be required under applicable stock exchange rules, the Board or the Committee may delegate any or all of its duties, powers and authority under the Plan pursuant to such conditions or limitations as the Board of the Committee may establish to any Officer or Officers of the Company

(iii)           Administration Errors.  In the event an Award is granted in a manner inconsistent with the provisions of this subsection, such Award shall be presumptively valid as of its grant date to the extent permitted by Applicable Laws.

(b)           Powers of the Administrator.  Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i)            to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii)           to determine whether and to what extent Awards are granted hereunder;

(iii)           to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

6

(iv)           to approve forms of Award Agreements for use under the Plan;

(v)           to determine the terms and conditions of any Award granted hereunder;

(vi)           to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent;

(vii)          to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan, including without limitation, any notice of Award or Award Agreement, granted pursuant to the Plan;

(viii)        to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and

(ix)           to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

(c)           Effect of Administrator’s Decision.  All decisions, determinations and interpretations of the Administrator shall be conclusive and binding on all persons.

5.             Eligibility, Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.  Incentive Stock Options may be granted only to Employees of the Company, a Parent or a Subsidiary.  An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards.  Awards may be granted to such Employees, Directors or Consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time.

6.             Terms and Conditions of Awards.

(a)            Type of Awards.  The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) an Option, a SAR or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iii) any other security with the value derived from the value of the Shares.  Such awards include, without limitation, Common Stock, Options, SARs, sales or bonuses of Restricted Stock, Dividend Equivalent Rights, Performance Units or Performance Shares, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

7

(b)           Designation of Award.  Each Award shall be designated in the Award Agreement.  In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option.  However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options.  For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

(c)           Conditions of Award.  Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria.  The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total stockholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Administrator.  Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

(d)           Acquisitions and Other Transactions.  The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(e)           Deferral of Award Payment.  The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award.  The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(f)           Award Exchange Programs.  The Administrator may establish one or more programs under the Plan to permit selected Grantees to exchange an Award under the Plan for one or more other types of Awards under the Plan on such terms and conditions as determined by the Administrator from time to time.

(g)           Separate Programs.  The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

8

(h)           Early Exercise.  The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award.  Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(i)            Term of Award.  The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof.  However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

(j)            Transferability of Awards.  Except as otherwise provided in this Section, all Awards under the Plan shall be nontransferable and shall not be assignable, alienable, saleable or otherwise transferable by the Grantee other than by will or the laws of descent and distribution except pursuant to a domestic relations order entered by a court of competent jurisdiction.  Notwithstanding the preceding sentence, the Board or the Committee may provide that any Award of Non-Qualified Stock Options may be transferable by the recipient to family members or family trusts established by the Grantee.  The Board or the Committee may also provide that, in the event that a Grantee terminates employment with the Company to assume a position with a governmental, charitable, educational or similar non-profit institution, a third party, including but not limited to a “blind” trust, may be authorized by the Board or the Committee to act on behalf of and for the benefit of the respective Grantee with respect to any outstanding Awards.  Except as otherwise provided in this Section, during the life of the Grantee, Awards under the Plan shall be exercisable only by him or her except as otherwise determined by the Board or the Committee.  In addition, if so permitted by the Board or the Committee, a Grantee may designate a beneficiary or beneficiaries to exercise the rights of the Grantee and receive any distributions under the Plan upon the death of the Grantee.

(k)            Time of Granting Awards.  The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator.  Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

7.             Award Exercise or Purchase Price, Consideration, Taxes and Reload Options.

(a)           Exercise or Purchase Price.  The exercise or purchase price, if any, for an Award shall be as follows:

9

(i)             In the case of an Incentive Stock Option:  (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or (B) granted to any Employee other than an Employee described in the preceding clause, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii)            In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant unless otherwise determined by the Administrator.

(iii)           In the case of other Awards, such price as is determined by the Administrator.

(iv)           Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the principles of Section 424(a) of the Code.

(b)           Consideration.  Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant).  In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

(i)             cash;

(ii)            check;

(iii)           delivery of Grantee’s promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines is appropriate;

(iv)           if the exercise or purchase occurs on or after the Registration Date, surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);

10

(v)           with respect to options, if the exercise occurs on or after the Registration Date, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

(vi)           any combination of the foregoing methods of payment.

(c)           Taxes.  No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option.  Upon exercise of an Award, the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

(d)           Reload Options.  In the event the exercise price or tax withholding of an Option is satisfied by the Company or the Grantee’s employer withholding Shares otherwise deliverable to the Grantee, the Administrator may issue the Grantee an additional Option, with terms identical to the Award Agreement under which the Option was exercised, but at an exercise price as determined by the Administrator in accordance with the Plan.

8.             Exercise of Award.

(a)           Procedure for Exercise; Rights as a Stockholder.

(i)            Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

(ii)           An Award shall be deemed to be exercised upon the later of receipt by the Company of written notice of such exercise in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v).  Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award.  The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or Section 10, below.

11

(b)	Exercise of Award Following Termination of Continuous Service.

(i)            An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

(ii)           Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

(iii)           Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

(c)           Buyout Provisions.  The Administrator may at any time offer to buy out for a payment in cash or Shares, an Award previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Grantee at the time that such offer is made.

9.             Conditions Upon Issuance of Shares.

(a)           Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)           As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

10.           Adjustments Upon Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the Administrator may, in its discretion, proportionately adjust the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment for (a) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, (b) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (c) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive.  Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

12

11.           Corporate Transactions and Related Entity Dispositions.  Except as may be provided in an Award Agreement:

(a)           The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction or Related Entity Disposition or at the time of an actual Corporate Transaction or Related Entity Disposition and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Corporate Transaction or Related Entity Disposition, on such terms and conditions as the Administrator may specify.  The Administrator also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction or Related Entity Disposition.  Effective upon the consummation of a Corporate Transaction or Related Entity Disposition, all outstanding Awards under the Plan, shall remain fully exercisable until the expiration or sooner termination of the Award.

(b)           The portion of any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction or Related Entity Disposition shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $ 100,000 dollar limitation of Section 422(d) of the Code is not exceeded.  To the extent such dollar limitation is exceeded, the accelerated excess portion of such Option shall be exercisable as a Non-Qualified Stock Option.

12.           Effective Date and Term of Plan.  The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company.  It shall continue in effect for a term of ten (10) years unless sooner terminated.  Subject to Section 13 below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

13.           Amendment, Suspension or Termination of the Plan.

(a)           The Board may at any time amend, suspend or terminate the Plan.  To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

(b)           No Award may be granted during any suspension of the Plan or after termination of the Plan.

13

(c)           Any amendment, suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

14.           Reservation of Shares.

(a)           The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b)           The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15.           No Effect on Terms of Employment/Consulting Relationship.  The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the Company’s right to terminate the Grantee’s Continuous Service at any time, with or without cause.

16.           Unfunded Plan.  Unless otherwise determined by the Board or the Committee, the Plan shall be unfunded and shall not create (or construed to create) a trust or a separate fund or funds.  The Plan shall not establish any fiduciary relationship between the Company and any Grantee or other person.  To the extent any person holds any rights by virtue of an Award granted under the Plan, such right (unless otherwise determined by the Board or the Committee) shall be no greater than the right of an unsecured general creditor of the Company.

17.           No Effect on Retirement and Other Benefit Plans.  Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation.  The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

18.           Stockholder Approval.  The grant of Incentive Stock Options under the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code.  Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.  The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable.  In the event that stockholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as Non-Qualified Stock Options.

14